UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 30, 2019, EQT Corporation ( the Company) launched a website to communicate with the Company’s shareholders with respect to voting for the Company’s nominees for election to the Board of Directors at the Company’s 2019 Annual Meeting of Shareholders (the EQT Voting Website). The Website address is https://VoteGoldForEQT.com/. The following materials were posted by the Company to https://VoteGoldForEQT.com/.

EQT's refreshed Board of Directors and management team are execut ng a new strategic plan to further enhance the value of your investment in EQT. k.tMc.omc»ny' CS.!"nnM.H•t•.EQTDian''wor:lu.nQ P-4 na t"dl "'0 s.gnrf<; rot QpetitiO"ilt"lpt tiirtd \M-CQmPil'l)'·iCh•f\'•I"Q U.IT!b-t10'J5 urgeu,.W•111 51.1 if'l;t.l II"Jt;;'NS-H n W'\JmH. .-:1u tdr...C:.ll?l flow•nd•"'"'l>t'f """"'• Support the plan that is working and enhancing shareholder value-vote FOR all 12 Company nominees on the GOLD universalproxy today 11"'1 Kt.-of£Qrt;Ann tl ,.,....,ngor )ul)'10 2019_ono.or.ton, h .,... ""lmpcll't.;antd 10(1 tOrN It. r.-o•rdong EQr ofu.t.r• W.uro•rou to..oct'-lot the tHmtholltKho....,nourono re.ulb.Webel......,.t".:.t Toby Roc. outa•lyfocUY<:ton lf'ISU 1"10 himWif K C£0.o.ae'tino the EOTBoArd and mllnt tM-m ..,...,,., h-et ft>4'nch11ndf m•l)o a!'lid puu no •fiS.ICy and vA ..-. dKtiiJCI<Vestlllltt>Q)' SELF-SERVING RICE PLATFORM EQT'S SUCCESSFUL APPROACH urveuon•bl.• tot.akeocOI"''ttold l!"t • E.QT Board w>thout pa.y.ng11 conllc4 J)l'.m um to o.tho w... .nc lei ' STRONG L..EADERS.t41PT'EAM.w•th r enUy <locolr'lteod CEO.COO. Cj:O. C@n llt Counwl and HHdofiQ s..11kntffnteddf;m•nds., •f'l h•ncudotloflt'IQ(QTs ,..,.,._ to K"a l.fu tfO 'Of\d \t" notob'f•CEO TAI..£NTEO80ARD.w lh I '4n.wdor«:t011tn 2018 !four of whom;ne •ntl;wld thr"ntoW •nd..,.ndtonl nomH"20)9who bung ,;tem.,.... u ueatn. opet.lt•no ndexecutr.-.@'A,Petlfon<:e V•lue des..t.ructrw.by r•png up10 t5of EQT• 111 t.wth Ergyptr-.on.....,and pot-.to.illyd •b. I"'IQ EQT.and d«.U•ngIPM> Con"I S.PfOQf€>55 VS OPEAAhONALLV FOCUSEO..u evd -..:1b)' •nc wd Pfoduct.oan artd tMrea •zaoono( Wbsl:.ll"'t>.ilO .l•l l'fot::lflnC•M lind C05t QVI Unqu11l•f l«<dlrector '*""'"' COf'IM.tin grna n!yol COM t.tlnEOTO SUSSTAN'fiAL ANO SUSTAJNAII.E. FREE CASto! ROW G. Wt!h WOOQ 1nvntmen.t gr.c;No b.lt.a'\<e'Sheet Appro, ourrat.ry SlOOto $.4()0 moR10n '"lidJustlKI:""emflow exDKt.-d .., 20l<J ¥ld at INstS2!f blllon tro 202.l; family '"'flCkfotrrwr buWlaSSQQOitVSwho hpotMtr (Onfhctiof nt91'CKt v. th EQT and M'.VIal ol'NhOm Oo<fo!YW pQQf QCIW'fn.ane.PfM:I<M asdll(l( t<lnoiRaE!WfQ.1 TR'.AN PIAAENT,w thfocus onm.. coun1abl ryand beu •n-<laslsgoyeor ao prachcaos.

DISCLAIMER

Cautionary Statements

This website contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this website specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its subsidiaries, including guidance regarding projected adjusted free cash flow. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company's control. The risks and uncertainties that may affect the operations, performance and results of the Company's business and forward-looking statements include, but are not limited to, those set forth under Item 1A, "Risk Factors," of the Company's Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by subsequent Form 10-Qs filed by the Company, and those set forth in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Important Information

EQT Corporation (the Company) filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the SEC) on May 22, 2019 in connection with the solicitation of proxies for the Company's 2019 Annual Meeting of Shareholders (the 2019 Annual Meeting). Details concerning the nominees for election to the Company's Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC's website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company's proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company's website at https://ir.eqt.com/sec-filings.

I AGREE

MEET YOUR NEW INDEPENDENT DIRECTOR NOMINEES OUR BOARD NOMINEES Over thelast year, EQT reconstituted its SOard and leadership team, and the Company's new leaders developed and began succ ssfully xecuting anambitiousnew strategic plan. EQT's director nominees havebroadanddeepexoerience and expettise in areas criticaltoEQT's business and future success. includingf!Xploration and production.saf ty.the nvironment. gealogy and engine·Ning.oiland gas operations. finance and accovnting,reovl•tion,executive leader$hip,public boards.corporate governance and in sting. DOWNLOAD IN FOGRAPHIC IF EQT'S DIRECTOR NOMINEES ARE ELECTED: 10 ofl2 directors will be ind&p&ndo&nt 9 ofl2 directorswi11have oil•nd9as industry QXJ)ifllit'Kt -42% of th-e Board wm be female dirQ(.tOfs 9 ofl2 directors will hbeen QlectQd si"Ce 2017 9 ofl2 directorswillha"Vt CEOor CFO exp.itilince.6 with energycompani-es 2.3 Years VOTE TODAY Philip Behrman.Ph.D. f '1(RSvP\ o'I'IOtt:o:PI..OSU""""'Oh: '' I&UTitONOil llCIN • 0rO"o"o"cont ,1.-nt top·t'"''•"-lh f01 '11\tathOn Otrs e...-p!Ofa.t•O!"' ptogram. tndUd!r'lg ach•evrng 43$-QMJOCant (JI$.1XMtt t)Ver S uo ndn,foco nt r tCI"&OdtiO"'O Janet Carrig rORMI:PS\P L.[CAI CCAtoOC ATt stCqT4R o.;.t .XOPI WPSi • Ext.n or.,·ndc:orpot•te nolnc"' f);"P@r-eflC-.na....ng asf)e'f"'eta counsel toFortunt-100 anel Fortune 300 com nfor oYt.tr 20>""'',. • " ·a·0\'tt $100 b1!t.onor rran .&C11ons duflng her tenure atConocoPMI.ps • S.t\•feholdtt po:r,l)l.·cttvwflom flc.:iuo•rv f ...pot'l$lblhlYtO 11\$\ tU IQI\1\li""!StOt'>M TI\J$tee ot COiomb-J F"undSTf\lst I Jt\d Cofumb•l F , .nCK Vir :.Oitlnsuranct Tn.t\l•fiCf prf(lo:Qi1.j()r'\ net-1996 Christina Cassotis C.tO A ..U.C• (•;,'C.OIJ,,:VA AIJTHORIT'I' • 1.PiU-o;but(JI'I lnttfl\iUIOI"\AI AIJ1)0n·o; d matiC wmaround and de!owr3 s-tr••Qtttyco r orJH ngC'I' Oolff•c growth • (xt "w rorgu/41101)' •nd oohta!exptrtrloe' • lnnovauvel-Kierw•tn e.• e m:pfemont1nQ<1:wul)bvc tumarO\.Ind •tr•t l "',r'tC(IC)n .tby thct 1017 ElCttlln'Vl narylude">l'\:pAv.am f1om Alrpon_ Counc•llnttm l!Onal NoM Am•r • • Morethan.:.Oyta.rsofene-rgy•ndustry - UfllltnOG' • SubSUJ\Haloptrot.onael xpHI N:eln f,(oiCJta.uon and prodvetoon.mducl ng ftom ...e<ut•'o't tt.< trst·up·•..ons ott Va ar Q" r lne.•nd6P ""'"''C'IIMM.l!r l'tc)n RrAD8tO "" READ 910 l'tEAOBIO

MEET YOUR NEW INDEPENDENT DIRECTOR NOMINEES OUR BOARD NOMINEES Over thelast year, EQT reconstituted its SOard and leadership team, and the Company's new leaders developed and began succ ssfully xecuting anambitiousnew strategic plan. EQT's director nominees havebroadanddeepexoerience and expettise in areas criticaltoEQT's business and future success. includingf!Xploration and production.saf ty.the nvironment. gealogy and engine·Ning.oiland gas operations. finance and accovnting,reovl•tion,executive leader$hip,public boards.corporate governance and in sting. DOWNLOAD IN FOGRAPHIC IF EQT'S DIRECTOR NOMINEES ARE ELECTED: 10 ofl2 directors will be ind&p&ndo&nt 9 ofl2 directorswi11have oil•nd9as industry QXJ)ifllit'Kt -42% of th-e Board wm be female dirQ(.tOfs 9 ofl2 directors will hbeen QlectQd si"Ce 2017 9 ofl2 directorswillha"Vt CEOor CFO exp.itilince.6 with energycompani-es 2.3 Years VOTE TODAY Philip Behrman.Ph.D. f '1(RSvP\ o'I'IOtt:o:PI..OSU""""'Oh: '' I&UTitONOil llCIN • 0rO"o"o"cont ,1.-nt top·t'"''•"-lh f01 '11\tathOn Otrs e...-p!Ofa.t•O!"' ptogram. tndUd!r'lg ach•evrng 43$-QMJOCant (JI$.1XMtt t)Ver S uo ndn,foco nt r tCI"&OdtiO"'O Janet Carrig rORMI:PS\P L.[CAI CCAtoOC ATt stCqT4R o.;.t .XOPI WPSi • Ext.n or.,·ndc:orpot•te nolnc"' f);"P@r-eflC-.na....ng asf)e'f"'eta counsel toFortunt-100 anel Fortune 300 com nfor oYt.tr 20>""'',. • " ·a·0\'tt $100 b1!t.onor rran .&C11ons duflng her tenure atConocoPMI.ps • S.t\•feholdtt po:r,l)l.·cttvwflom flc.:iuo•rv f ...pot'l$lblhlYtO 11\$\ tU IQI\1\li""!StOt'>M TI\J$tee ot COiomb-J F"undSTf\lst I Jt\d Cofumb•l F , .nCK Vir :.Oitlnsuranct Tn.t\l•fiCf prf(lo:Qi1.j()r'\ net-1996 Christina Cassotis C.tO A ..U.C• (•;,'C.OIJ,,:VA AIJTHORIT'I' • 1.PiU-o;but(JI'I lnttfl\iUIOI"\AI AIJ1)0n·o; d matiC wmaround and de!owr3 s-tr••Qtttyco r orJH ngC'I' Oolff•c growth • (xt "w rorgu/41101)' •nd oohta!exptrtrloe' • lnnovauvel-Kierw•tn e.• e m:pfemont1nQ<1:wul)bvc tumarO\.Ind •tr•t l "',r'tC(IC)n .tby thct 1017 ElCttlln'Vl narylude">l'\:pAv.am f1om Alrpon_ Counc•llnttm l!Onal NoM Am•r • • Morethan.:.Oyta.rsofene-rgy•ndustry - UfllltnOG' • SubSUJ\Haloptrot.onael xpHI N:eln f,(oiCJta.uon and prodvetoon.mducl ng ftom ...e<ut•'o't tt.< trst·up·•..ons ott Va ar Q" r lne.•nd6P ""'"''C'IIMM.l!r l'tc)n RrAD8tO "" READ 910 l'tEAOBIO

Philip Behrman, Ph.D.

FORMER SVP, WORLDWIDE EXPLORATION, MARATHON OIL CORPORATION

- Drove consistent top-tier results for Marathon Oil's exploration program, including achieving 43 significant discoveries over 5 years and significant resource additions
- More than 40 years of energy industry experience
- Substantial operational experience in exploration and production, including from executive leadership positions at Vastar Resources, Inc. and BP, as well as Marathon Oil

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Janet Carrig

FORMER SVP, LEGAL, GC AND CORPORATE SECRETARY, CONOCOPHILLIPS

- Extensive legal and corporate governance experience, having served as general counsel to Fortune 100 and Fortune 300 companies for over 20 years
- Negotiated over $100 billion of transactions during her tenure at ConocoPhillips
- Shareholder perspective from fiduciary responsibility to institutional investors as Trustee of Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust and predecessors since 1996

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Christina Cassotis

CEO, ALLEGHENY COUNTY AIRPORT AUTHORITY

- Led Pittsburgh International Airport's dramatic turnaround and delivered 3 straight years of passenger traffic growth
- Extensive regulatory and political expertise
- Innovative leader with experience implementing disruptive turnaround strategies, as recognized by the 2017 Excellence in Visionary Leadership Award from Airports Council International – North America

READ BIO

William Lambert (tJJ.. MH FOI f :1' rFNl N!"JCF( ',l';A Gerald MacCieary •,tMoU.D f("> f<T;I l .F<: t. FFIIY ,fQ .>,rfQ tft. F<; • EJit«<:SIY@t"•KUttvi!IHd!ofship Ap@'fllmee •n l tli}Qy. l a!. accounnng ff al'ld WDCIYd\a!l'l mclucllngIna hogl"lly reQulated lf'ldusuy James McManus II f< IF 'h M4!, 'F' AJ, PI<Fr ft.lftK':Hr< Jlp('Q...n • • Substantial ead rshtp.oper.mons and M&A l)tutn<:l.!,h.l','!r'lQ!f'dilpui);:ldyt.r.Kifd £tr>(OI"''''pa.ny, mdvdtng through t' soccessful • SignifiCantsaf ty ellpt!tllffll:.hav1nglt!'d oiOC..l lt.lcJt1 ul U'lt dt......v!opnwr\t, man .Jt ure .and spplyot reprOduct'!.. indudtng across the' nat-ural9as tndustl)' • £xpi"ft ,..,n butt ,; \lra!Atqy pt¢duct • Ou!rm•noftl'.c-Amtl:teilnChli'm•\lty • Mwnollh•Nt t.on.Pl ttrot.om touoc•l • Centfed Dubhe Accountant • s...rwcl t1\ •O••ec:toc olth• tnd. nd•nt Pl'oduc«S Ass.oc attoOfnA.men<:a (fPA.Al a netGas Te<hncM)Qy lnst•h.ltIGTII ctewlop nt. mn tng ancf ftnanc:trom Counc11s &oafdot O.reoctors ¥1Cf Cha 101Its Sv$ta n•!),My Comm.tttt. Also on tho@ ExtcuttWCommttt...,. toe thol Soc•ttyof CNfl'l<'lnOO ty ndon tht> Soardot 0.11.. \Qtt for the N•t .t,qon 0( Monufottufe-r-. lO. .tr tc-nurt •t MSASll ;y lt!':A0810 • Slgr'tfoeant corporate-suna llt)' 1'X'PC'r1• -"; ..:..ccn..-rot• •n ttw UN. G l Compacfsn ,..,.,y launched Sust.att at>le Oce-an So$1nt'SSAct•on Pl<: tform AF.A.08.0 Rober t McNally PR(SIO(N""AND C£0. [QT COQPOAATJ()k • ExtenSNe , tNde htp,operat•on . managemtnt and ftnanclexpcntt'l<:ot. 'Mth nHrlylSyt•rs •n thot"""'9Y MCtOf • Strong capotal market$ backgrovncl, •ncluding tntno. tment banking -ndNC&A • pu r$tandngo,£Qrso nHs operatJOnsandcultort" Valerie Mitchell fOUNDING M(o.!GCRANOC&:O COFIT&:FIAA (h(ACY Anita Powers fOP"!CFI(\'P .,..,ORLOV. 0£ t:J.PI.ORATION OCOIXNTALOILANOGASCOQPOAATlOt-1 • More than36yoear otooeratoOnal t-xpe-rotnce •n the 011 and g.,s •nctuwy • Sogn•fl(:tJI'IlelCI)trtl$it tnopttmiJ:ong operat•onalt-ff•c•todriw wong r tums • MOtetIS 11or operauonal adet$htp t"JI.iX'notnc•nE&P • t.e tC<:acteu••nltiQI'I90"'9expiOrttHOn anoct PfO)e<t op t • iblt for I)Ytr Sl bilh(ln ininn ! trwesunentstnSCOOP nctSTACKCfrt tng wh•k' s.erv.asGenttal Manaoer.Mtef· COntinent itN<ewf.etd Ener9y • Qr eogneer wrttlsvbstanttal f e!d tXJ)Oftl • 8ackgroundas a sen1or 9e¢609 $l worktng n hydrocarbon l)f'OYincesaroundt woncl • thoeacte<IMI;f•s 'ngtheCompany's amblt•ousS arsuategtc p6an READBIO AU.OBIO DanielRice IV fOCl">,!(QC[O QIC[(N(QCY. "lC • More thin•tn the netur•l9 industry • E.xKtJtfllt •nd OJ)fritiONI t.xi)CritnOt • JnSight •mo!)ICeEn!-rgyassets and operatiOns.II'ICiudtnQ as formerCEO Stephen Thorington Christine Toreui PQ(SIO(NT PALLA.OIO UC • Extlti'ISI\IIt lt r$h pexl)tt•noe tntht natvralgas industry,havings.e-rved as Ch•trm•n ind CEOQf tht lirgt J)rN t ly held t•nd·!MI (frrll ng CQmprinytnChe us. • S..ves iSVi-etCh.-rmin or S&T ntOlP net •s a rormerd teetor ofPittsburgh Ftderat Bank • I\IJ:edfcw tw:c expert•U:-•nenen)yw•th ,PI)Ointments by ttlCt-ofge w au •dmtn tritiOn to tht NOittorwPl t-trOft\lm Counc•l•nd the V.S.Seaet4)ry ol EneJgy'$ AdV'o"At'J Board.and by nsytvania Covtn'IOf M.-JkSc:hwt•il.tt totht tntcrst.ltt Oil andCMComl*-t Comm•won • S.gntfo¢. nt ••l>t'=tnee1n e r9Y00tnl)lf1y man gemem., itnar.c:and co.-potat CfC"vf!'lopmer\t fromexecutM:" man.agement f)OIItll)rri itet.·ns rcet.. tne..Octin En<tfgy,loc and SNgutl EM-rgyCo • Ex ritnOt .n n•tut•l OiStli.J)IOfitton •nd prOduCtiOn • &tt'nSi'lt" I)Ubfic boardexl)t"Oence. tn¢1udll"''9 i4•1'1"\ofl'l"'ber of •udtt. compe-nsatiOn.confi<ts and norrunaw-.g • dcorpcw•••Q¢\'crNnce comm ttc AtAOBIO AU.OBIO READB.O • • • •

William Lambert (tJJ.. MH FOI f :1' rFNl N!"JCF( ',l';A Gerald MacCieary •,tMoU.D f("> f<T;I l .F<: t. FFIIY ,fQ .>,rfQ tft. F<; • EJit«<:SIY@t"•KUttvi!IHd!ofship Ap@'fllmee •n l tli}Qy. l a!. accounnng ff al'ld WDCIYd\a!l'l mclucllngIna hogl"lly reQulated lf'ldusuy James McManus II f< IF 'h M4!, 'F' AJ, PI<Fr ft.lftK':Hr< Jlp('Q...n • • Substantial ead rshtp.oper.mons and M&A l)tutn<:l.!,h.l','!r'lQ!f'dilpui);:ldyt.r.Kifd £tr>(OI"''''pa.ny, mdvdtng through t' soccessful • SignifiCantsaf ty ellpt!tllffll:.hav1nglt!'d oiOC..l lt.lcJt1 ul U'lt dt......v!opnwr\t, man .Jt ure .and spplyot reprOduct'!.. indudtng across the' nat-ural9as tndustl)' • £xpi"ft ,..,n butt ,; \lra!Atqy pt¢duct • Ou!rm•noftl'.c-Amtl:teilnChli'm•\lty • Mwnollh•Nt t.on.Pl ttrot.om touoc•l • Centfed Dubhe Accountant • s...rwcl t1\ •O••ec:toc olth• tnd. nd•nt Pl'oduc«S Ass.oc attoOfnA.men<:a (fPA.Al a netGas Te<hncM)Qy lnst•h.ltIGTII ctewlop nt. mn tng ancf ftnanc:trom Counc11s &oafdot O.reoctors ¥1Cf Cha 101Its Sv$ta n•!),My Comm.tttt. Also on tho@ ExtcuttWCommttt...,. toe thol Soc•ttyof CNfl'l<'lnOO ty ndon tht> Soardot 0.11.. \Qtt for the N•t .t,qon 0( Monufottufe-r-. lO. .tr tc-nurt •t MSASll ;y lt!':A0810 • Slgr'tfoeant corporate-suna llt)' 1'X'PC'r1• -"; ..:..ccn..-rot• •n ttw UN. G l Compacfsn ,..,.,y launched Sust.att at>le Oce-an So$1nt'SSAct•on Pl<: tform AF.A.08.0 Rober t McNally PR(SIO(N""AND C£0. [QT COQPOAATJ()k • ExtenSNe , tNde htp,operat•on . managemtnt and ftnanclexpcntt'l<:ot. 'Mth nHrlylSyt•rs •n thot"""'9Y MCtOf • Strong capotal market$ backgrovncl, •ncluding tntno. tment banking -ndNC&A • pu r$tandngo,£Qrso nHs operatJOnsandcultort" Valerie Mitchell fOUNDING M(o.!GCRANOC&:O COFIT&:FIAA (h(ACY Anita Powers fOP"!CFI(\'P .,..,ORLOV. 0£ t:J.PI.ORATION OCOIXNTALOILANOGASCOQPOAATlOt-1 • More than36yoear otooeratoOnal t-xpe-rotnce •n the 011 and g.,s •nctuwy • Sogn•fl(:tJI'IlelCI)trtl$it tnopttmiJ:ong operat•onalt-ff•c•todriw wong r tums • MOtetIS 11or operauonal adet$htp t"JI.iX'notnc•nE&P • t.e tC<:acteu••nltiQI'I90"'9expiOrttHOn anoct PfO)e<t op t • iblt for I)Ytr Sl bilh(ln ininn ! trwesunentstnSCOOP nctSTACKCfrt tng wh•k' s.erv.asGenttal Manaoer.Mtef· COntinent itN<ewf.etd Ener9y • Qr eogneer wrttlsvbstanttal f e!d tXJ)Oftl • 8ackgroundas a sen1or 9e¢609 $l worktng n hydrocarbon l)f'OYincesaroundt woncl • thoeacte<IMI;f•s 'ngtheCompany's amblt•ousS arsuategtc p6an READBIO AU.OBIO DanielRice IV fOCl">,!(QC[O QIC[(N(QCY. "lC • More thin•tn the netur•l9 industry • E.xKtJtfllt •nd OJ)fritiONI t.xi)CritnOt • JnSight •mo!)ICeEn!-rgyassets and operatiOns.II'ICiudtnQ as formerCEO Stephen Thorington Christine Toreui PQ(SIO(NT PALLA.OIO UC • Extlti'ISI\IIt lt r$h pexl)tt•noe tntht natvralgas industry,havings.e-rved as Ch•trm•n ind CEOQf tht lirgt J)rN t ly held t•nd·!MI (frrll ng CQmprinytnChe us. • S..ves iSVi-etCh.-rmin or S&T ntOlP net •s a rormerd teetor ofPittsburgh Ftderat Bank • I\IJ:edfcw tw:c expert•U:-•nenen)yw•th ,PI)Ointments by ttlCt-ofge w au •dmtn tritiOn to tht NOittorwPl t-trOft\lm Counc•l•nd the V.S.Seaet4)ry ol EneJgy'$ AdV'o"At'J Board.and by nsytvania Covtn'IOf M.-JkSc:hwt•il.tt totht tntcrst.ltt Oil andCMComl*-t Comm•won • S.gntfo¢. nt ••l>t'=tnee1n e r9Y00tnl)lf1y man gemem., itnar.c:and co.-potat CfC"vf!'lopmer\t fromexecutM:" man.agement f)OIItll)rri itet.·ns rcet.. tne..Octin En<tfgy,loc and SNgutl EM-rgyCo • Ex ritnOt .n n•tut•l OiStli.J)IOfitton •nd prOduCtiOn • &tt'nSi'lt" I)Ubfic boardexl)t"Oence. tn¢1udll"''9 i4•1'1"\ofl'l"'ber of •udtt. compe-nsatiOn.confi<ts and norrunaw-.g • dcorpcw•••Q¢\'crNnce comm ttc AtAOBIO AU.OBIO READB.O • • • •

William Lambert (tJJ.. MH FOI f :1' rFNl N!"JCF( ',l';A Gerald MacCieary •,tMoU.D f("> f<T;I l .F<: t. FFIIY ,fQ .>,rfQ tft. F<; • EJit«<:SIY@t"•KUttvi!IHd!ofship Ap@'fllmee •n l tli}Qy. l a!. accounnng ff al'ld WDCIYd\a!l'l mclucllngIna hogl"lly reQulated lf'ldusuy James McManus II f< IF 'h M4!, 'F' AJ, PI<Fr ft.lftK':Hr< Jlp('Q...n • • Substantial ead rshtp.oper.mons and M&A l)tutn<:l.!,h.l','!r'lQ!f'dilpui);:ldyt.r.Kifd £tr>(OI"''''pa.ny, mdvdtng through t' soccessful • SignifiCantsaf ty ellpt!tllffll:.hav1nglt!'d oiOC..l lt.lcJt1 ul U'lt dt......v!opnwr\t, man .Jt ure .and spplyot reprOduct'!.. indudtng across the' nat-ural9as tndustl)' • £xpi"ft ,..,n butt ,; \lra!Atqy pt¢duct • Ou!rm•noftl'.c-Amtl:teilnChli'm•\lty • Mwnollh•Nt t.on.Pl ttrot.om touoc•l • Centfed Dubhe Accountant • s...rwcl t1\ •O••ec:toc olth• tnd. nd•nt Pl'oduc«S Ass.oc attoOfnA.men<:a (fPA.Al a netGas Te<hncM)Qy lnst•h.ltIGTII ctewlop nt. mn tng ancf ftnanc:trom Counc11s &oafdot O.reoctors ¥1Cf Cha 101Its Sv$ta n•!),My Comm.tttt. Also on tho@ ExtcuttWCommttt...,. toe thol Soc•ttyof CNfl'l<'lnOO ty ndon tht> Soardot 0.11.. \Qtt for the N•t .t,qon 0( Monufottufe-r-. lO. .tr tc-nurt •t MSASll ;y lt!':A0810 • Slgr'tfoeant corporate-suna llt)' 1'X'PC'r1• -"; ..:..ccn..-rot• •n ttw UN. G l Compacfsn ,..,.,y launched Sust.att at>le Oce-an So$1nt'SSAct•on Pl<: tform AF.A.08.0 Rober t McNally PR(SIO(N""AND C£0. [QT COQPOAATJ()k • ExtenSNe , tNde htp,operat•on . managemtnt and ftnanclexpcntt'l<:ot. 'Mth nHrlylSyt•rs •n thot"""'9Y MCtOf • Strong capotal market$ backgrovncl, •ncluding tntno. tment banking -ndNC&A • pu r$tandngo,£Qrso nHs operatJOnsandcultort" Valerie Mitchell fOUNDING M(o.!GCRANOC&:O COFIT&:FIAA (h(ACY Anita Powers fOP"!CFI(\'P .,..,ORLOV. 0£ t:J.PI.ORATION OCOIXNTALOILANOGASCOQPOAATlOt-1 • More than36yoear otooeratoOnal t-xpe-rotnce •n the 011 and g.,s •nctuwy • Sogn•fl(:tJI'IlelCI)trtl$it tnopttmiJ:ong operat•onalt-ff•c•todriw wong r tums • MOtetIS 11or operauonal adet$htp t"JI.iX'notnc•nE&P • t.e tC<:acteu••nltiQI'I90"'9expiOrttHOn anoct PfO)e<t op t • iblt for I)Ytr Sl bilh(ln ininn ! trwesunentstnSCOOP nctSTACKCfrt tng wh•k' s.erv.asGenttal Manaoer.Mtef· COntinent itN<ewf.etd Ener9y • Qr eogneer wrttlsvbstanttal f e!d tXJ)Oftl • 8ackgroundas a sen1or 9e¢609 $l worktng n hydrocarbon l)f'OYincesaroundt woncl • thoeacte<IMI;f•s 'ngtheCompany's amblt•ousS arsuategtc p6an READBIO AU.OBIO DanielRice IV fOCl">,!(QC[O QIC[(N(QCY. "lC • More thin•tn the netur•l9 industry • E.xKtJtfllt •nd OJ)fritiONI t.xi)CritnOt • JnSight •mo!)ICeEn!-rgyassets and operatiOns.II'ICiudtnQ as formerCEO Stephen Thorington Christine Toreui PQ(SIO(NT PALLA.OIO UC • Extlti'ISI\IIt lt r$h pexl)tt•noe tntht natvralgas industry,havings.e-rved as Ch•trm•n ind CEOQf tht lirgt J)rN t ly held t•nd·!MI (frrll ng CQmprinytnChe us. • S..ves iSVi-etCh.-rmin or S&T ntOlP net •s a rormerd teetor ofPittsburgh Ftderat Bank • I\IJ:edfcw tw:c expert•U:-•nenen)yw•th ,PI)Ointments by ttlCt-ofge w au •dmtn tritiOn to tht NOittorwPl t-trOft\lm Counc•l•nd the V.S.Seaet4)ry ol EneJgy'$ AdV'o"At'J Board.and by nsytvania Covtn'IOf M.-JkSc:hwt•il.tt totht tntcrst.ltt Oil andCMComl*-t Comm•won • S.gntfo¢. nt ••l>t'=tnee1n e r9Y00tnl)lf1y man gemem., itnar.c:and co.-potat CfC"vf!'lopmer\t fromexecutM:" man.agement f)OIItll)rri itet.·ns rcet.. tne..Octin En<tfgy,loc and SNgutl EM-rgyCo • Ex ritnOt .n n•tut•l OiStli.J)IOfitton •nd prOduCtiOn • &tt'nSi'lt" I)Ubfic boardexl)t"Oence. tn¢1udll"''9 i4•1'1"\ofl'l"'ber of •udtt. compe-nsatiOn.confi<ts and norrunaw-.g • dcorpcw•••Q¢\'crNnce comm ttc AtAOBIO AU.OBIO READB.O • • • •

[LOGO]

EQT's Director Nominees



Philip Behrman, Ph.D.

Independent director, appointed 2008

Former SVP, Worldwide Exploration, Marathon Oil Corporation

- Drove consistent top-tier results for Marathon Oil's exploration program, including achieving 43 significant discoveries over 5 years and significant resource additions
- More than 40 years of energy industry experience
- Substantial operational experience in exploration and production, including from executive leadership positions at Vastar Resources, Inc. and BP, as well as Marathon Oil



Janet Carrig

Independent director nominee, nominated 2019

Former SVP, Legal, General Counsel and Corporate Secretary, ConocoPhillips

- Extensive legal and corporate governance experience, having served as general counsel to Fortune 100 and Fortune 300 companies for over 20 years, most recently as General Counsel of ConocoPhillips, the world's largest independent E&P company
- Negotiated over $100 billion of transactions during her tenure at ConocoPhillips
- Shareholder perspective from fiduciary responsibility to institutional investors as Trustee of Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust and predecessors since 1996



Gerald MacCleary

Independent director, appointed 2018

Chairman and CEO, Covestro LLC (formerly Bayer Material Sciences)

- Extensive executive leadership experience in strategy, sales, communications, HR, legal, accounting, IT and supply chain, including in a highly regulated industry
- Chairman of the American Chemistry Council's Board of Directors and Chair of its Sustainability Committee. Also serves on the Executive Committee for the Society of Chemical Industry and on the Board of Directors for the National Association of Manufacturers
- Significant corporate sustainability expertise; Active role in the U.N. Global Compact's newly launched Sustainable Ocean Business Action Platform



James McManus II

Independent director nominee, nominated 2019

Former Chairman, CEO and President, Energen Corporation

- Substantial leadership, operations and M&A experience, having led Energen, a publicly-traded E&P company, including through a successful merger with Diamondback Energy, a transaction that valued Energen at approximately $9.2 billion
- Experience on public company boards, including Energen and Questar
- Additional prior experience includes serving on numerous industry boards, including the Independent Producers Association of America, the American Exploration Production Council and the National Petroleum Council



Anita Powers

Independent director, appointed 2018

Former EVP, Worldwide Exploration, Occidental Oil and Gas Corporation

- More than 36 years of operational experience in the oil and gas industry, most recently as EVP of Worldwide Exploration at Occidental Oil and Gas Corporation
- Significant expertise in optimizing operational efficiency to drive strong returns
- Background as a senior geologist working in hydrocarbon provinces around the world



Daniel Rice IV

Director, appointed 2017

Former CEO, Rice Energy, Inc.

- More than a decade in the natural gas industry
- Executive and operational experience
- Insight into Rice Energy assets and operations, including as former CEO

X Philip Behrman, Ph.D. FORMER SVP,WORLDWIDE EXPLORATION, MARATHON OIL CORPORATION Former Senior Vice President, Worldwide Exploration, Marathon Oil Corporation (a publicly traded integrated energy company), October 2000 through July 2008. Member of the Audit Committee,Operating and Capital Efficiency Committee and the Public Policy and Corporate Responsibility Committee. Qualifications Through his more than 40 years of energy industry experience, including substantial experience in the exploration and production business,Dr.Behrman brings valuable perspectives with respect to the Company's health, environmentaland safety activities,reserves estimation,strategic planning, and operations.In addition to his significant technical industry expertise, Dr. Behrman also brings extensive business and senior management experience to the Board, having served in various technical/management/executive positions with four major energy companies throughout his career.

YOUR VOTE MATTERS

Vote the Enclosed **GOLD** Universal Proxy Card **TODAY**

FOR All 12 of EQT's Highly Experienced Director Nominees

If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

877.687.1866
toll-free from the U.S. and Canada

412.232.3651
from other locations

Remember, simply discard any white proxy card you may receive from the Rice Group. Any vote on the Rices' white proxy card (even a vote in protest on their nominees) will revoke any earlier GOLD universal proxy card that you have submitted to EQT.

Important Information

EQT Corporation (the "Company") filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the "SEC") on May 22, 2019 in connection with the solicitation of proxies for the Company's 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting"). Details concerning the nominees for election to the Company's Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC's website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company's proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company's website at https://ir.eqt.com/sec-filings.

X Philip Behrman, Ph.D. FORMER SVP,WORLDWIDE EXPLORATION, MARATHON OIL CORPORATION Former Senior Vice President, Worldwide Exploration, Marathon Oil Corporation (a publicly traded integrated energy company), October 2000 through July 2008. Member of the Audit Committee,Operating and Capital Efficiency Committee and the Public Policy and Corporate Responsibility Committee. Qualifications Through his more than 40 years of energy industry experience, including substantial experience in the exploration and production business,Dr.Behrman brings valuable perspectives with respect to the Company's health, environmentaland safety activities,reserves estimation,strategic planning, and operations.In addition to his significant technical industry expertise, Dr. Behrman also brings extensive business and senior management experience to the Board, having served in various technical/management/executive positions with four major energy companies throughout his career.

Janet Carrig

FORMER SVP, LEGAL, GC AND CORPORATE SECRETARY, CONOCOPHILLIPS

Former Senior Vice President, General Counsel and Corporate Secretary of ConocoPhillips (world's largest independent E&P company) from 2007 through 2018, serving as Deputy General Counsel and Corporate Secretary from 2006 through 2007. From 2004 through 2006, she was a Partner at Zelle, Hofmann, Voelbel, Mason & Gette P.C. From 2003 through 2004, Ms. Carrig served as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of Kmart Corporation, and was Executive Vice President – Corporate Development, General Counsel and Secretary of Kellogg Company from 1999 through 2003. She has a long history of fiduciary responsibility to a wide range of institutional investors and has served as Trustee of Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust and predecessors since 1996.

Qualifications

Ms. Carrig brings extensive legal and corporate governance experience, having served as general counsel to Fortune 100 and Fortune 300 companies for over 20 years. Ms. Carrig brings to the Board extensive executive leadership experience, substantial legal, regulatory and governance expertise and a strong E&P industry background, having served for over a decade as general counsel of ConocoPhillips. Ms. Carrig's corporate and legal career, and her prior E&P industry experience, uniquely position her to provide leadership to the Board in legal affairs and corporate governance.

Christina Cassotis

CEO, ALLEGHENY COUNTY AIRPORT AUTHORITY

Chief Executive Officer, Allegheny County Airport Authority, since 2015. Managing Officer, ICF International, Inc., a global commercial aviation consulting firm, 2007 through 2014. Ms. Cassotis has served as a director of S&T Bancorp, Inc. (S&T Bank) (a publicly traded financial services company) since 2017, a member of the board of directors for Visit Pittsburgh, and a member of the International Aviation Women's Association.

Member of the Corporate Governance Committee and the Public Policy and Corporate Responsibility Committee.

Qualifications

As the leader of a global commercial aviation consulting firm and Chief Executive Officer of the Allegheny County Airport Authority (manages the Allegheny County airport system, including Pittsburgh International Airport, one of the few airports in the U.S. where natural gas drilling is taking place), Ms. Cassotis brings to the Board significant experience in government affairs, public relations and safety and risk management. Ms. Cassotis has demonstrated that she is a strong, decisive, and strategic leader, bringing extensive experience in assessing the complex relationship between organizations and their competitive operating environments. As an innovative leader, she has experience directing necessary change through organizations, by driving growth and delivering value. Ms. Cassotis is also able to draw on her experience serving as a director of another public company board.

X William Lambert CHAIRMAN,FORMER PRESIDENT AND CEO, MSA SAFETY,INC. Non-Executive Chairman of the Board, MSA Safety, Inc. (a publicly traded safety products manufacturer), since June 2018; Chairman of the Board, MSA Safety,Inc. (MSA),2015 through June 2018;and President and Chief Executive Officer, MSA, from 2008 through June 2018. Mr. Lambert has served as a director of MSA since 2007 and as a director of Kennametal,Inc. (publicly traded tooling and industrial materials manufacturer),serving as Chair on the board's Audit Committee and a member of the Nominating and Corporate Governance Committees, since 2016. Member of the Audit Committee and the Management Development and Compensation Committee. Qualif ications Mr. Lambert has extensive executive leadership experience, having served as President and Chief Executive Officer of MSA for approximately 10 years. Mr. Lambert's experience running MSA,a global leader in the development, manufacture and supply of safety products,including safety products used by the natural gas industry, make him uniquely positioned to offer meaningful oversight of the Company's safety culture and operations.Mr.Lambert is a National Association of Corporate Directors Board Leadership Fellow. Additionally, Mr. Lambert brings extensive experience in business strategy, product development,marketing and f inance. Mr. Lambert is also able to draw on his governance and industrialexperience serving as a director of two other major public companies,as well as public policy experience serving for more than a decade as a director and executive committee member on major industrial trade associations.

×



Gerald MacCleary

CHAIRMAN AND CEO, COVESTRO LLC (FORMERLY BAYER MATERIAL SCIENCES)

Chief Executive Officer and Chairman, Covestro LLC (formerly Bayer Material Science), since 2018; President of Covestro LLC, 2012 through 2017; and Senior Vice President, Polyurethanes, North America, 2004 through 2017. Mr. MacCleary serves as Chairman of the American Chemistry Council's Board of Directors, as well as a director on several industry boards, including the National Association of Manufacturers and on the Executive Committee for the Society of Chemical Industry.

Member of the Audit Committee.

Qualifications

Mr. MacCleary has extensive executive leadership experience, most recently serving as the Chief Executive Officer and Chairman of Covestro, LLC. In this role, he leads Covestro's North American operations and has responsibility for the region's corporate service functions, including communications, human resources, legal, accounting, information technology and supply chain. Mr. MacCleary pushed for higher standards in sustainability, both at Covestro and in the broader chemical industry where health, safety and environmental performance is paramount. Under his leadership, Covestro LLC received the consecutive years. He is also a leader in the chemical industry, with expertise in sales, marketing, general management and strategic leadership. Mr. MacCleary has a strong financial background, having worked as an accountant early in his career, and has experience navigating the complexities of a commodities business in a highly regulated industry.

James McManus II FORMER CHAIRMAN,CEO AND PRESIDENT,ENERGEN CORPORATION Former Chairman, Chief Executive Officer and President, Energen Corporation (a publicly traded E&P company focused on the Permian Basin that was acquired by Diamondback Energy, Inc. in 2018),2008 through 2018;Chief Executive Officer and President, Energen Corporation ("Energen"),2007; President and Chief Operating Officer, Energen,2006 to 2007; President and Chief Operating Officer of Energen's E&P subsidiary, Energen Resources, 1997 through 2006. Beginning in 2014, Mr. McManus served as a director on the board of Questar Corporation ("Questar''), a naturalgas focused energy company, until the acquisition of Questar by Dominion Resources,Inc. in 2016 for approximately $4.4 billion, plus assumed debt. Qualifications Mr. McManus' long career in the industry and experience as Chairman,President and Chief Executive Officer of Energen, a publicly traded E&P company focused on drilling and development of high-quality acreage in the Permian Basin, equips him with substantial executive leadership,operations and M&A experience.Mr. McManus led Energen as Chairman, President and CEO for over a decade preceding the company's successful merger with Diamondback Energy,Inc. in 2018,a transaction that valued Energen at approximately $9.2 billion. Mr. McManus has prior experience serving on numerous industry boards, including the Independent Producers Association of America, the American Exploration Production Council, and the National Petroleum Council. Mr. McManus also possesses public company board experience and strong financialand accounting experience, having been at PricewaterhouseCoopers early in his career. Mr. McManus' strong industry, leadership,and operations experience will enable him to provide valuable insights to the Board.

Robert McNally

PRESIDENT AND CEO, EQT CORPORATION

President and Chief Executive Officer, EQT, since November 2018; Senior Vice President and Chief Financial Officer, EQT, March 2016 through November 2018; director and Senior Vice President and Chief Financial Officer of the general partners of EQM and EQGP, March 2016 through October 2018; director and Senior Vice President and Chief Financial Officer of the general partner of RMP from November 2017 to July 2018. Former Executive Vice President and Chief Financial Officer, Precision Drilling Corporation (a publicly traded Calgary-based oil and natural gas contract drilling, completions, and production services provider), July 2010 through March 2016. Member of the Executive Committee and the Public Policy and Corporate Responsibility Committee.

Qualifications

Mr. McNally brings extensive business, leadership, management and financial experience to the Board. Mr. McNally has nearly 25 years of experience in the energy sector. He also has a strong capital markets background, which includes oversight of investments in energy technology start-ups at Kenda Capital LLC, an initial public offering while with Warrior Energy Services Corp., and several years of investment banking and M&A advisory experience with Simmons & Company International. Mr. McNally's strong financial and industry experience, along with his deep understanding of the Company's business operations and culture, enable him to provide unique and valuable perspectives on issues facing the Company.

×



Valerie Mitchell

FOUNDING MEMBER AND CEO, CORTERRA ENERGY

Founding member and Chief Executive Officer, Corterra Energy, since 2016. Vice President, Mid-Continent, Newfield Exploration Company (a publicly traded exploration and production company that was acquired by Encana Corporation in 2019), 2015 through 2016; Vice President, Corporate Development, Newfield Exploration Company ("Newfield"), 2014 through 2015; and General Manager, Mid-Continent, Newfield, 2011 through 2014.

Qualifications

Ms. Mitchell has a robust background in E&P, having spent the bulk of her career in the U.S. Mid-Continent, and has over 15 years of operational leadership experience. Ms. Mitchell's experience running the Mid-Continent region at Newfield, with over $1 billion in annual investments in SCOOP and STACK drilling, enables her to bring significant insight into efficient growth, development and production of resources plays. Additionally, as a reservoir engineer with direct field experience, Ms. Mitchell brings valuable technical expertise to the Board with respect to operations and reserves.

×



Anita Powers

FORMER EVP, WORLDWIDE EXPLORATION, OCCIDENTAL OIL AND GAS CORPORATION

Former Executive Vice President of Worldwide Exploration, Occidental Oil and Gas Corporation, 2007 through January 2017; and Vice President, Occidental Petroleum Corporation, 2009 through January 2017. Ms. Powers has served as a director of California Resources Corporation, a publicly traded producer of oil and natural gas, and as a member of its Health, Safety and Environmental Committee since 2017.

Chair of the Operating and Capital Efficiency Committee and a member of the Executive Committee.

Qualifications

Ms. Powers has more than 36 years of operational experience in the oil and gas industry, having served in various senior roles at Occidental Oil and Gas Corporation, including most recently as Executive Vice President of Worldwide Exploration. Through her extensive industry experience, Ms. Powers brings significant expertise at optimizing the efficiency of operations to drive returns. As a senior geologist, Ms. Powers also brings significant technical expertise to the Board. Ms. Powers is also able to draw on her experience serving as a director of another public company board.

Daniel Rice IV

FORMER CEO, RICE ENERGY, INC.

Former Chief Executive Officer and director of Rice Energy (oil and gas exploration company acquired by the Company in November 2017), October 2013 through November 2017; Vice President and Chief Financial Officer, October 2008 through September 2013; and Chief Operating Officer, October 2012 through September 2013. Mr. Rice also served as a director and the Chief Executive Officer of Rice Midstream Management LLC, the general partner of RMP from January 2014 to November 2017.

Member of the Public Policy and Corporate Responsibility Committee.

Qualifications

Mr. Rice has over a decade of experience in the natural gas industry, having most recently served as the Chief Executive Officer of Rice Energy. Mr. Rice's services at Rice Energy provide Mr. Rice with significant executive and operational insight into the Company's production operations generally, and specifically with respect to the assets acquired in the Company's acquisition of Rice Energy. While on the Rice Energy board of directors, Mr. Rice served on its Health, Safety and Environmental Committee. Prior to joining Rice Energy, he served as an investment banker for Tudor Pickering Holt & Co., LLC from February 2008 through October 2008 and as a senior analyst of corporate planning for Transocean Inc. (offshore drilling contractor) from March 2005 through February 2008.

Stephen Thorington

FORMER EVP AND CFO, PLAINS EXPLORATION AND PRODUCTION COMPANY

Former Executive Vice President and Chief Financial Officer, Plains Exploration & Production Company (energy company engaged in the upstream oil and gas business) (now part of Freeport-McMoRan Inc.), September 2002 through April 2006. Mr. Thorington served as a director of the general partner of EQGP from April 2015 through November 2018 and a director of the general partner of EQM from February 2018 to November 2018. Mr. Thorington was a director of KMG Chemicals, Inc. (diversified chemical company), May 2007 through December 2014, at which time he retired from the board at the conclusion of his then current term. Mr. Thorington also was a director of QRE GP, LLC, the general partner of QR Energy, LP (oil and natural gas production master limited partnership) (now part of Breitburn Energy Partners LP), January 2011 through November 2014.

Chair of the Audit Committee and member of the Executive Committee and the Operating and Capital Efficiency Committee

Qualifications

Mr. Thorington has significant experience in energy company management, finance and corporate development, as well as natural gas exploration and production. Mr. Thorington has served in a number of senior management positions with energy industry companies and, earlier in his career, held various senior positions within the investment banking industry. Mr. Thorington also has extensive experience on other public company boards, including service as a member of audit, compensation, conflicts and nominating and corporate governance committees. Mr. Thorington is able to draw upon these diverse experiences to provide guidance with respect to accounting matters, financial markets and financing transactions, exploration and production operations and investor relations.

Christine Toretti

PRESIDENT, PALLADIO, LLC

President, Palladio, LLC (consulting company), since 2011. President, The Jack Company (a natural gas production company), 1988 through 2015; and Chairman and Chief Executive Officer, S.W. Jack Drilling Company (privately held land-based drilling company), 1990 through 2010. Ms. Toretti serves as Chairman of the board of directors of S&T Bank and has served as a director since 1984.

Chair of the Public Policy and Corporate Responsibility Committee and member of the Corporate Governance Committee, the Executive Committee and the Operating and Capital Efficiency Committee.

Qualifications

Ms. Toretti has extensive experience in the natural gas industry having been the Chairman and Chief Executive Officer of a large, privately held, land-based drilling company. Ms. Toretti previously served on the U.S. Secretary of Energy's Advisory Board and as Pennsylvania's representative on the Interstate Oil and Gas Compact Commission. In addition to her significant executive leadership and industry experience, Ms. Toretti also brings experience as a public company director, currently serving as the Chairman of the board of directors of S&T Bank. Ms. Toretti also serves on a number of non-profit boards. Ms. Toretti's leadership skills and industry experience enable her to provide valuable insights into issues facing the Company.

EQT

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News and Filings
EQT'S PROGRESS IN DELIVERING ENHANCED SHAREHOLDER VALUE
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MAY 30, 2019
EQT Launches VoteGoldforEQT.com
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MAY 23, 2019
EQT Files Definitive Proxy and Mails Letter to Shareholders
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MAY 22, 2019
Definitive Proxy Filing
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APRIL 25, 2019
EQT Reports First Quarter 2019 Results
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WE URGE YOU TO VOTE FOR THE TEAM THAT IS DELIVERING RESULTS!

VOTE TODAY

FOR VOTING INSTRUCTIONS

EQT shareholders who have questions or would like additional information should contact our proxy solicitor, Innisfree M&A Incorporated. Shareholders may call toll-free from the U.S. or Canada at 1 (877) 687-1866. Shareholders in other locations may call 1 (412) 232-3651. Banks and brokers may call collect: 1 (212) 750-5833

FOR INVESTORS AND ANALYSTS
Blake McLean
SENIOR VICE PRESIDENT, INVESTOR RELATIONS AND STRATEGY
(412) 395-3561
bmclean@eqt.com

FOR MEDIA
Michael B. Laffin
VICE PRESIDENT, COMMUNICATIONS
(412) 395-2069
MLaffin@eqt.com

Ql20l9 Earn1ngs Pr nt<Jtion OOWNL04.D • •

EQT
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NON-GAAP DISCLOSURES

ADJUSTED FREE CASH FLOW

Adjusted free cash flow is defined as the Company's net cash provided by operating activities less changes in other assets and liabilities, less EBITDA attributable to discontinued operations (a non-GAAP supplemental financial measure defined below), plus interest expense attributable to discontinued operations and cash distributions from discontinued operations, less accrual-based capital expenditures attributable to continuing operations. Adjusted free cash flow is a non-GAAP supplemental financial measure that the Company's management and external users of its consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess the Company's liquidity. The Company believes that adjusted free cash flow provides useful information to management and investors in assessing the impact of the Company's ability to generate cash flow in excess of capital requirements and return cash to shareholders. Adjusted free cash flow should not be considered as an alternative to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

The table below reconciles adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Condensed Consolidated Cash Flows included in the Company's report on Form 10-Q for the quarter ended March 31, 2019 and in the Company's report on Form 10-K for the year ended December 31, 2018.

($ in Thousands)	Three Months Ended March 31, 2019 ($)	Three Months Ended December 31, 2018 ($)	Total ($)
Net cash provided by operating activities	871,287	530,866	1,402,153
(Deduct) / add back changes in other assets and liabilities	(223,934)	261,216	37,282
Operating cash flow	647,353	792,082	1,439,435
(Deduct) / add back:			
EBITDA attributable to discontinued operations[a]	—	(118,934)	(118,934)
Interest expense attributable to discontinued operations	—	19,452	19,452
Adjusted operating cash flow	647,353	$692,600	1,339,953
(Deduct):			
Capital expenditures attributable to continuing operations	(476,022)	(558,351)	(1,034,373)
Adjusted free cash flow	**171,331**	**134,249**	**305,580**

(a) As a result of the separation of the Company's midstream business from its upstream business and subsequent spin-off of Equitrans Midstream Corporation in November 2018, the results of operations of Equitrans Midstream Corporation are presented as discontinued operations in the Company's Statements of Condensed Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled in the section below.

The Company has not provided projected net cash provided by operating activities or a reconciliation of projected adjusted free cash flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. The Company is unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. The Company is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers' payments, with accuracy to a specific day, months in advance. Furthermore, the Company does not provide guidance with respect to its average realized price, among other items, that impact reconciling items between net cash provided by operating activities and adjusted operating cash flow and adjusted free cash flow, as applicable. Natural gas prices are volatile and out of the Company's control, and the timing of transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, the Company is unable to provide projected net cash provided by operating activities, or the related reconciliation of projected adjusted free cash flow to projected net cash provided by operating activities, without unreasonable effort. Projected 2019 adjusted free cash flow is based on average NYMEX natural gas price (April to December) of $2.79 per MMbtu as of March 31, 2019. For the period 2020 through 2023, projected adjusted free cash flow is based on average NYMEX natural gas price of $2.85 per MMbtu for Henry Hub and ($0.45) local basis.

EBITDA ATTRIBUTABLE TO DISCONTINUED OPERATIONS

EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure defined as income from discontinued operations, net of tax plus interest expense, income tax expense, depreciation and amortization of intangible assets attributable to discontinued operations for the three months ended December 31, 2018.

The table below reconciles EBITDA attributable to discontinued operations with income from discontinued operations, net of tax, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations included in the Company's report on Form 10-K for the year ended December 31, 2018.

($ in Thousands)	Three Months Ended December 31, 2018 ($)
Income (loss) from discontinued operations, net of tax	(163,911)
Add back / (deduct):	
Interest expense	19,452
Income tax benefit	(31,575)
Depreciation	22,243
Amortization of intangible assets	4,847
Impairment of goodwill	267,878
EBITDA attributable to discontinued operations	**118,934**

ADJUSTED SG&A PER UNIT

Adjusted SG&A per unit is a non-GAAP supplemental financial measure that is presented because it is an important measure used by EQT's management to evaluate period-to-period comparisons of earnings trends. Adjusted SG&A per unit is defined as SG&A less an increase in litigation reserves and indirect costs previously associated with the midstream business prior to the separation that are not permitted to be allocated to discontinued operations under the accounting rules. The measure excludes items that affect the comparability of results or that are not indicative of trends in the ongoing business. Management believes that adjusted SG&A per unit as presented provides useful information for investors for evaluating period-over-period earnings.

The table below reconciles adjusted SG&A per unit with SG&A, the most comparable financial measure as calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations included in the Company's report on Form 10-Q for the quarter ended March 31, 2019 and in the Company's report on Form 10-K for the year ended December 31, 2018.

($ in Thousands)	Twelve Months Ended March 31, 2019 ($)
Selling, general and administrative (SG&A)	293,383
Add back / (deduct):	
Increase in litigation reserves	(59,677)
Indirect costs previously allocated to the midstream business prior to the separation	(33,758)
Adjusted SG&A	199,948
Total sales volume (MMcfe)	1,514,154
Adjusted SG&A per unit	0.13

WE URGE YOU TO VOTE FOR THE TEAM THAT IS DELIVERING RESULTS!

VOTE TODAY

FOR VOTING INSTRUCTIONS

EQT shareholders who have questions or would like additional information should contact our proxy solicitor, Innisfree M&A Incorporated. Shareholders may call toll-free from the U.S. or Canada at 1 (877) 687-1866. Shareholders in other locations may call 1 (412) 232-3651. Banks and brokers may call collect: 1 (212) 750-5833

FOR INVESTORS AND ANALYSTS

Blake McLean
SENIOR VICE PRESIDENT, INVESTOR RELATIONS AND STRATEGY
(412) 395-3561
bmclean@eqt.com

FOR MEDIA

Michael B. Laffin
VICE PRESIDENT, COMMUNICATIONS
(412) 395-2069
MLaffin@eqt.com

EBITDA AITRIBUTABLE TODISCONTINUED OPERAT ONS t81f0A ;mnbutable to d1scom1nuedoporauons is 01 non·CAAP supplomomJIfm01nctJIm Oisuro definQ-d iiS1ncome from discontinued operations.net of tax J)lusintetest (axpen$-e,income tax expense.dep,eociation and amortization of in tangible as.sets atuibutableo to discont,nued OLX!r tions for tho threomonth$ ondod DKombor 31.2018. Th•tdbfbfNow reconcilesESITOA i\Uributable to discontinu!K:I opfU&ttons with incom• fromdiscontinued oper tlons.net of tax. the most comp;ur b1e financltlmfoa vrP calcvlatiid in nccordo.ncp withGAAP,as tf'oporrt>d inthe Statem nrs of Cond nsed Con td< ted 0J)4!Cabonincludl!'d in the Comp.;llny's report on Form 10·K for the .,, ended ember 3l.2018 ThrooMonthsEndod December l 1.2018 ($) ($In Thousands} 1ncom•(loss.) fromdiscontlnut<f o radonnet of tex Add bock I (deduct): Interest expense Income tax beneftt 19.452 (ll.S7S) Amortization ot lnt.,nsubloa eu 4,847 lm lrmont of gOO<:fVJI1I 267,878 EBITDA attribut.ab..to discontinued oporatlons 118,934 ADJUSTED SC&A PER UNIT Adjusud SC&A pr unit is;:, non·CAAP uppl mf!ntalfinancialmt>asunthat Is prt>Wntt>d be<aw..c-lt is an importllnt rMasutt> u'Sf!d by eors management to evaluate pe-nod·tO peuod compatiSOrl$ or (".iHn•ngs trends.AdjUSted SGSA per un•t isdPrlned asSC..S.A leS$;Jn 1ncreain litiO:.tion rosorvos and indiro-ct costs proviously assoctatcd Wlth thm1d ro;m businO"'..s prior to tho soparati.on that aro not permitted to be allocated to discontinued operation$ under thecc;ounting ruiPS. The measute excludes iter'nS that affect the comp;u bihty of ros1.1hs or th;it dfO not 1ndlc t1VQ of trondsin tho ongoing biJSines$. MOilntlgomcnt bQiitWes th;n adju t"dSC&A por unit o;ptesented provides useful info1mation for inwst.OISfo• evah.JtHing per iod-over-period earnings. Th•table below re<;onc.iles adjU$tOO SC&A r unit with SG&A,the mos1comp¥.1bltin.ancil mE'sure as CiltcuJted tn aecord nce w1th OAAP.Mo reported in theStat<?ments of CondenConsolidated Operation5 inc-luded in the Company's1t!'port or'\ 'm IO·Q for the quart&r endM-rch 312. 0l9 and in the Compo}ny's report on Form 10-K for the year ended Oec•mber 31.201a TWelve MonthS Ended March 31,2019 ($) ($ inThousands) :193.383 Selling,generalandadministrative (SG&A) Add back I (deduct}: Increase in litigation reserves l ndrrect costs previously allocated to themtdstream busmess pnor to the separauon (59.677) (33,758) Adjusted SC&A 199,948 TotalsatMvolume (MMcfe) 1,514.154 Adjusted SG&A per unit 0.13 •

EQT
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VOTE FOR ALL 12 EQT BOARD NOMINEES ON THE GOLD PROXY CARD TODAY

HOW DO I VOTE?

ONLINE

Find your GOLD universal proxy card or voting instruction form and locate the unique Control Number and voting website shown on it. Access the website and enter the unique Control Number. Then follow the simple prompts.

BY TELEPHONE

Find your GOLD universal proxy card or voting instruction form and locate the unique Control Number and voting telephone number shown on it. Dial the voting telephone number and enter the unique Control Number when prompted. Then follow the additional simple prompts.

BY MAIL

You may simply sign, date and return the GOLD universal proxy card or voting instruction form in the postage-paid envelope provided. If you cannot locate the envelope, simply return it to the address shown on each GOLD universal proxy card or voting instruction form you received. (Please note the return address may be different for shares held in different accounts.)

WHAT DOES IT MEAN THAT THE GOLD PROXY CARD IS UNIVERSAL?

The GOLD universal proxy card you will receive or have received in connection with this year's meeting looks different from previous proxy cards you would have received in past years, if you were a shareholder before now. First, as you know, the Rice Group has nominated its own slate in opposition to the Board's recommended slate. This year, EQT's GOLD universal proxy card lists on a single card all candidates nominated by the Board and all candidates nominated by the Rice Group. This is a best practice in terms of corporate governance and provides shareholders the opportunity to vote for candidates of their choosing among all candidates nominated, regardless of who nominated them.

Universal proxy cards are widely supported by independent proxy advisors, institutional investors and other independent parties because they enhance voting flexibility for shareholders who cannot or do not wish to attend a meeting or who cannot or do not wish to craft their own form of proxy or equivalent document.

WHAT DO I NEED TO KNOW ABOUT USING THE GOLD UNIVERSAL PROXY CARD?

The GOLD universal proxy card, when properly executed, will be voted in a manner you direct. You may vote "FOR" a maximum of 12 individuals for election as director in total. You are permitted to vote for less than 12 nominees. If you mark the GOLD universal proxy card with respect to less than 12 nominees for election as director, your shares will only be voted "FOR" those nominees you have so marked. If you vote "FOR" more than 12 nominees for election as director, your vote will be considered invalid and will not be counted. If no direction is made with respect to a proposal on the GOLD universal proxy card, the proxy holders will vote in accordance with the Board of Directors' recommendation on such proposal, and in accordance with their judgment on such other matters as may properly come before the meeting and any adjournments thereof.

PLEASE NOTE

Voting to WITHHOLD with respect to any of the Rice nominees is not the same as voting FOR the Board's nominees. **Please support your Board's nominees by voting FOR all 12 of the Board's nominees on the GOLD universal proxy card.**

Also, Daniel J. Rice IV is listed as a nominee by both your Board and the Rice Group; if you wish to vote FOR Daniel J. Rice IV, you should do so on the GOLD universal proxy card.

To support EQT, please vote using the **GOLD** universal proxy card or **GOLD** universal voting instruction form(s) you receive in the mail. Since you may hold shares in more than one account, it is important that you vote using the **GOLD** universal proxy card or **GOLD** universal voting instruction form for each of your accounts.

Remember, the EQT Board of Directors does not endorse the Rice group's nominees and strongly urges you to vote "FOR" only the Company's nominees. If you have previously voted for any of the Rice group's nominees, you can revoke that proxy by using the **GOLD** universal proxy card to vote "FOR" all twelve of EQT's nominees.

WHO CAN I CALL TO GET HELP WITH MY VOTING QUESTIONS?

If you have questions or would like additional information, please contact the firm assisting EQT in the solicitation of proxies:

Innisfree M&A Incorporated
Toll-free from the U.S. or Canada at 1 (877) 687-1866
Or from other locations at 1 (412) 232-3651

WE URGE YOU TO VOTE FOR THE TEAM THAT IS DELIVERING RESULTS!

VOTE TODAY

FOR VOTING INSTRUCTIONS
EQT shareholders who have questions or would like additional information should contact our proxy solicitor, Innisfree M&A Incorporated. Shareholders may call toll-free from the U.S. or Canada at 1 (877) 687-1866. Shareholders in other locations may call 1 (412) 232-3651. Banks and brokers may call collect: 1 (212) 750-5833

FOR INVESTORS AND ANALYSTS
Blake McLean
SENIOR VICE PRESIDENT, INVESTOR RELATIONS AND STRATEGY
(412) 395-3561
bmclean@eqt.com

FOR MEDIA
Michael B. Laffin
VICE PRESIDENT, COMMUNICATIONS
(412) 395-2069
MLaffin@eqt.com

EQT Corporation New First Company,New Leadership,New Focus Quarter 2019 Earnings Update April 25, 2019

First Quarter 2019 Highlights Strong financial and operational performance (1)Non-GAAP financial measure, see appendix for definition 2 Operational efficiencies are being realized across the organization, as evidenced by another quarter of strong financial and operational performance Completion Operations  30% improvement in stages / crew Y/Y  40% improvement in frac crew moves Y/Y  70% reduction in non-productive time Y/Y  70% reduction in frac plug drill-out days Y/Y Drilling Operations  95% of horizontal drilling activity at or below budget  25% reduction in drilling days / 1,000’ vs. Q4 2018  75% of wells > 14,000’ drilled in one-run (single bit)  45% improvement in rig move efficiency Y/Y Financial Highlights  Adjusted free cash flow(1) of $171 MM  $306 MM over the last 2 quarters  Sales volumes exceeded guidance at 383 Bcfe (4.26 Bcfe/d)  Capital expenditures in-line with expectations, on track to achieve full-year guidance  Total cash operating expenses of $1.38 / Mcfe at midpoint of FY guidance range 5% year-over-year improvement  Net debt reduced by ~$500 MM

EQT Has Transformed Into the Leading U.S. Pure Play Natural Gas Producer

New company, new leadership, new focus

2018 Transformation
☑ Reconstituted Management and Board
☑ Simplified corporate structure
☑ Addressed sum of the parts discount
☑ Became a premier pure play Appalachian E&P

2019 and Beyond

The New EQT

World Class Asset Base	**15 to 20 Year Drilling Inventory** in the core of the Appalachian Basin
Sustainable Free Cash Flow	**~55 - 65%** Cumulative Adjusted Free Cash Flow Yield(1,2) (2019 - 2023)
Financial Strength	**Only Investment Grade Appalachian E&P Company** S&P: BBB- / Moody's: Baa3

(1)Non-GAAP financial measure, see appendix for definition
(2)Based on EQT market cap as of 03/31/2019

3

Measurable and Transparent Progress in Executing Our Plan

Action Item	Measure	Timeline
Board Enhancements	▪ Added four new independent directors ▪ Created Operating & Capital Efficiency Board Committee	Q4 2018 ✓
Reconstituted Management	▪ New CEO, CFO, GC, Head of IR, and other senior positions ▪ Appointed Gary Gould as COO in Q1 2019	Q4 2018 ✓ Q1 2019 ✓
Restructurings and Cost Reductions	▪ Identified ~$100 MM of annual cost reductions ▪ Pursuing plan to reduce cash costs by a further 10% ($50 MM already identified in Q1 2019 and included in current guidance)	Q1 2019 ✓ Q4 2019
Execution and Improvement	▪ $300 - $400 MM adjusted free cash flow[1] in 2019 ▪ ~$2.9 B adjusted free cash flow[1] over 5 years	In Process
Reduce Leverage and Return Capital to Shareholders	▪ Equity stake in Equitrans Midstream (ETRN) worth ~$1.1 B at current share price[2] ▪ Target leverage of 1.5 - 2.0x Net Debt / Adjusted EBITDA[1]	2019 – 2020

[1]Non-GAAP financial measure, see appendix for definition
[2]ETRN share price as of 03/31/2019

4

Delivering Results and Sustainable Free Cash Flow

Delivering Results	**Q4 2018** **$134 MM** Adjusted Free Cash Flow[1]	**Q1 2019** **$171 MM** Adjusted Free Cash Flow[1]	**Q1 2019** **~$150 MM** Annual cost savings identified Realizing Efficiencies + Driving Down Costs
Free Cash Flow Outlook	**$300 - $400 MM** of Adjusted Free Cash Flow[1] in 2019	**~$2.9 B** of Adjusted Free Cash Flow[1] Over the Next Five Years	**Significant Upside** Target 10% Initiative

New Chief Operating Officer

Industry Veteran Gary Gould Appointed as COO

- Former SVP of Production and Resource Development at Continental Resources
- Experience in large-scale shale development, including critical in-basin Appalachia expertise
- Ideally suited to drive further cost reductions and support our focus on free cash flow

[1] Non-GAAP financial measure, see appendix for definition

5

Announced Industry Veteran Chief Operating Officer Career driving strong results at leading shale-focused upstream energy companies  Experience operating shale assets efficiently at scale  Led best-in-class operation at Continental Resources  Operational and leadership experience in Appalachia  Understands operating environment and unique challenges  History of operational improvements “The long-term potential of this asset is unmatched, and I look forward to working alongside EQT’s senior management team to drive operating efficiencies.” Drove substantial improvements at both Continental Chesapeake and  Focused on cash flow and returns metrics —Gary Gould Intensive use of data and technology to drive efficiencies 6 Former VP/Director of Reservoir Technology, District Mgr. for Marcellus South, and Resource Dev. Mgr. for Eastern Division Former Sr. Vice President of Production and Resource Development Proven track record of enhancing well productivity, driving down costs, and increasing efficiencies

Management and Board Aligned to Deliver Efficiencies and Free Cash Flow Focused on driving cost reductions and free cash flow from our world-class asset base  Senior Management focused on cost reductions, development efficiencies, and accountability Board of Directors  Enhanced daily operational tracking  Routine capital cost reviews by individual project Shareholder Value  Detailed ongoing assessment of internal processes The New  Operating and Capital Efficiency Committee actively partnering with management  Rigorous operational benchmarking analyses  Oversight of COO search  Input and engagement in long-term planning process 7 Progress Expertise Accountability Transparency

World-Class Asset Base

Large-scale position in the core of the Appalachian Basin

Market Cap[(1)]	$	5.3 B
Enterprise Value[(2)]	$	10.3 B
Ownership Interest in ETRN[(3)]	$	1.1 B
Core Net Marcellus Acres[(4)]		680,000
Core Marcellus Undeveloped Locations[(4,5)]		1,950
2018 Proved Developed Reserves		11.6 Tcfe
2018 Total Proved Reserves		21.8 Tcfe
2019E Production (Bcfe)		1,480 – 1,520
2019E Adjusted EBITDA[(6)]	$	2.3 – 2.4 B

EQT Acreage Overlays the SW Marcellus Core



Utica Cumulative Production Heat Map
SW Marcellus Cumulative Production Heat Map
Carroll
Columb
uscarawas
Jeffers
Harrison
Guernsey
Belmont
Noble
Monroe
Pittsburgh Metro Area
Marcellus Core
Utica Core
EQT Acreage

[(1)]As of 03/31/2019
[(2)]Enterprise value is calculated using EQT market capitalization and net debt as of 03/31/2019
[(3)]Market value as of 03/31/2019 of approximately 19.9% of ETRN shares outstanding
[(4)]Acres and locations as of 03/31/2019
[(5)]Assumes 1,000' spacing and 12,000' lateral
[(6)]Non-GAAP financial measure, see appendix for definition
Heat map generated using IHS public data for all operators – depicts 24-month cumulative Mcfe normalized for lateral length. Data sets include >4,000 wells in the Marcellus and >1,000 wells in the Utica.

8

2019 Plan Supports Continued Free Cash Flow Growth cash flow in 2019(1) Approximately $300 – $400 MM of adjusted free Net Development Activity (Turned in Line) Sales Volumes (Bcfe) 1,480 – 1,520 Operating Cash Flow ($B)(1) Adjusted $ 2.2 – 2.3 Free Cash Flow ($B)(1) Adjusted $ 0.3 – 0.4 Tophole Rigs 2 – 4 Frac Crews 5 – 7 (1)Non-GAAP financial measure, see appendix for definitions (2)Based on EQT market cap as of 03/31/2019 9 Adjusted Free Cash Flow Yield(1,2) 6 - 8 % Horizontal Rigs6 – 8 Activity2019E 2019E: 20 WV Marcellus Capital Expenditures ($B)$1.85 – 1.95 2019E: 101 SWPA Marcellus 2019E: 19 Utica Adjusted EBITDA ($B)(1)$2.3 – 2.4 Operational and Financial Detail2019E

Detailed 2019 Development and Capital Plan Transparency, accountability and results 140 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 120 100 80 60 40 20 0 PA Marcellus WV Marcellus OH Utica Total Program Spud Well Count TIL Well Count Spud Avg. Lateral Length TIL Avg. Lateral Length (1)Total D&C CapEx excludes $115 MM in pad construction and pad facility costs 10 Net Well Count Average Lateral Length (ft.) 2019E Activity PA Marcellus WV Marcellus OH Utica Total Program Total D&C CapEx ($MM)(1) $1,015 $155 $235 $1,405 Spud Average Lateral (ft.) 13,200 6,500 11,200 12,200 TIL Average Lateral (ft.) 11,300 6,200 12,200 10,700 140 111 101 83 20 19 17 11

5-Year Financial and Operating Plan

Generates cumulative adjusted free cash flow of ~$2.9 B[1]



160
140
120
100
80
60
40
20
0
Net Well Count
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Average Lateral Length (ft.)
2019
2020
2021
2022
2023
Spud Well Count
TIL Well Count
Spud Avg. Lateral Length
TIL Avg. Lateral Length

	2019E	2020E	2021E	2022E	2023E
Sales Volumes (Bcfe)	1,480 – 1,520	1,570	1,650	1,730	1,820
Adjusted Operating Cash Flow ($B)[1]	$ 2.2 – 2.3	$ 2.0	$ 2.1	$ 2.1	$ 2.4
Reserve Development CapEx ($B)	1.5	1.4	1.1	1.1	1.2
Land CapEx ($B)	0.2	0.2	0.2	0.2	0.2
Cap Overhead + Other CapEx ($B)[2]	0.2	0.1	0.1	0.1	0.1
Total CapEx ($B)	$ 1.85 – 1.95	$ 1.7	$ 1.4	$ 1.4	$ 1.5
Adjusted Free Cash Flow ($B)[1,3]	$ 0.3 – 0.4	$ 0.3	$ 0.7	$ 0.7	$ 0.9

Full execution of "Target 10%" initiative will increase cumulative Adjusted Free Cash Flow to **~$3.4 B** (2019–2023)[1]

(1)Non-GAAP financial measure, see appendix for definitions
(2)Other CapEx includes interest, engineering, geology, IT, facilities, vehicles and compliance
(3)2019E includes ~$90 MM of dividends received from ETRN and ~$100 MM of cash tax refund; 2020E includes ~$80 MM of dividends received from ETRN and ~$50 MM of cash tax refund
Note: 2019 uses pricing as of 03/31/2019, beyond 2019 pricing assumes $2.85 NYMEX for Henry Hub and ($0.45) local basis ;
2020E-2023E sales volume represents midpoint of expected results

11

Compelling Free Cash Flow Story cash flow(1) Early 2019 cost reductions positively impact 5-Year cumulative adjusted free Adjusted Free Cash Flow(1) and Adjusted Free Cash Flow Yield(1,2) 2019-2023 Cumulative Adjusted FCF Yield(1,2) 55% - 65 % EQT Adjusted FCF Yield(1,2) Peer Mean (3,4) 2 % Consensus FCF Yield 2019 (5) 2020 Identified Target 10% 2021 2022 2023 2019-2023 Yield(1,2,4) Base Incremental Target 10% PPeeer rMMeedaiannYYieieldld(3,4) (1)Non-GAAP financial measure, see appendix for definitions (2)Based on EQT market cap as of 03/31/2019. For the years 2020-2023, adjusted FCF yield ranges shown represent base adjusted FCF plus identified Target 10% at the low end and adjusted FCF assuming a fully-realized 10% reduction in costs at the high end (3)Peers: AR, COG, CNX, GPOR, SWN and RRC (4)EQT’s adjusted FCF is based on guidance. Peer FCF is CFFO less CapEx based on consensus Bloomberg estimates (5)Midpoint of 2019E guidance range 12 16% - 19% 13% - 16%13% - 16% 6% - 9% $2.9 7% (1)% $0.9 $0.7 $0.7 $0.35 $0.3

Target 10% Initiative

Tracking progress and line-of-sight to further cost savings

Cost Reduction Initiatives

- **Jan 2019: $100 MM** identified and implemented (included in base plan)
- **Feb 2019: $50 MM** of annual cost savings under **Target 10% Initiative** identified (included in forecast)
  - Implementation of proprietary water optimization model
  - Contract renegotiations
  - Process changes / contractor savings
- **Line-of-sight to further opportunities**
  - Materials and services sourcing and contracting
  - Water related processes
  - Commercial portfolio and scheduling optimization
  - Eliminating operational redundancy

Progress on Target 10% Initiative


$800
$800 (Million)
$600
$400
$200

Cumulative 2019-2023 Cash Cost Savings Upside from Target 10% Initiative(1)

EQT has achieved $100 MM in annual cost savings separate from the Target 10% Initiative, for a total of $150 MM since the new management team was appointed in Q4 2018

(1)Represents the incremental Target 10% capital and expense savings before tax impacts. Our Target 10% Initiative, if fully realized, would yield ~$3.4 billion in adjusted free cash flow (Non-GAAP financial measure, see appendix for definition) from 2019 through 2023

13

Target 10% Initiative: Water Case Study

EQT's water dynamics are complex and unique to our operations

~70,000 barrels per day of produced water

Produced Water Mix by State



OH
PA
WV
15%
31%
54%

2019 PA MRC Water Usage Mix



Fresh
Produced
35%
65%

Produced Water Delivery	
Trucked	~35%

Fresh Water Delivery	
Piped	~55%
Trucked	~10%

Completion Operations

Where is the cost?	Metric
Fresh water - capitalized	$/ft.
Produced water, recycled – capitalized	$/ft.
Produced water, disposed – expensed	LOE

Producing Well Footprint and Water Dynamics



Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Ashtabula
Forest
Elk
Venango
Mercer
Trumbull
Clinton
Lycoming
Lackawanna
Pike
Luzerne
Monroe
Mahoning
Butler
Centre
Union
Columbia
Carbon
Northumberland
Columbiana
Carroll
Jefferson
Harrison
Westmoreland
Garrett
Tucker
Hardy
Randolph
Braxton
Shenandoah
EQT's producing well footprint spans 250+ linear miles, with the vast majority of that water being moved to SW PA
Greene and Washington Counties:
~50% of produced water (35k bbl/d)
~70% of planned 2019 frac activity
100k+ bbl/d required to supply fracs
~70% of required water sourced from elsewhere
Time and Distance = $ Money
County color indicative of basin well density
EQT Producing Wells

14

Target 10% Initiative: Water Case Study implementation Water scheduling and optimization model 15 The water optimization model has refined EQT’s complex and cost-intensive water logistics and is expected to result in $25MM - $35MM in annual cash cost savings Optimized Logistics Scheduling Forward Looking Scheduling Optimized Routes / Trip Duration Rationalized Loading / Unloading Sequencing Reduced Staging Time Contingency Planning Optimization = $ Savings00 Time = $ Money Integrated Data Communication Resource Requirements Real-time pit, AST and production tank level monitoring Fill rate calculations and predictive analytics Unload date requirements Resource Availability and Optimization Truck availability and trip duration Proximity matching and optimization Usage Demands Frac schedule and water demand On-site water availability and capacity Alternative solutions Mathematical Programming Algorithm

Delivering Development Efficiencies and Optimization

Increasing lateral lengths and optimizing spacing generates higher single-well returns

- Increasing lateral well spacing optimizes reservoir development
  - Higher well costs resulting from larger completion jobs
  - Cost increases offset by enhanced EURs[(2)] and returns
  - Results in more efficient capital deployment
- Targeting optimal well spacing of 1,000 feet

Historical Average Spacing (ft.) - PA Marcellus Wells (Spud)



740
760
840
880
2016
2017
2018
2019E (3)

Delivering Enhanced Value to Shareholders

Core PA Marcellus - 13,000' Lateral				
Well Spacing (ft.)	EUR (Mcfe/ft.)	Cost $/Foot	$/Mcfe	BTAX IRR[(1)]
700	2,182	$796	$0.365	51%
800	2,400	$829	$0.346	55%
900	2,618	$863	$0.330	58%
1,000	2,836	$897	$0.316	60%

Incremental Development Efficiencies vs 700' Spacing				
Well Spacing (ft.)	EUR (Mcfe/ft.)	Cost $/Foot	$/Mcfe	BTAX IRR
700	*Base*	*Base*	*Base*	*Base*
800	10%	4%	-5%	8%
900	20%	8%	-10%	14%
1,000	30%	13%	-13%	18%

(1) IRR based on $2.50/Dth realized price, D&C CapEx as shown in table and midpoint of 2019E unit cost guidance (less transmission)
(2) "EUR" means estimated ultimate recovery. See appendix for cautionary statements related to EUR
(3) EQT's 2019 PA Marcellus wells (spud) are expected to average 880' spacing, 13,200' lateral length, and D&C costs of ~$860/ft

16

The Evolution of Well Spacing and Asset Development Empirical data and deterministic modeling drive design modifications  Statistical analysis identified meaningful performance relationships between well interactions  Performed rigorous hydraulic fracturing & reservoir modeling and analysis Calibrated for multiple well spacing, cluster spacing and proppant loading scenarios Led to design change predictions and provided a structural framework for testing  Neighboring wells and the distance between played a key role Larger fluid and proppant volumes appeared a greater impact on external wells wells   to have  17 Empirical Evidence EUR (MMcf/ft) Unbounded Single-bounded Double-bounded Deterministic Modeling

Test Results Support Development Strategy Wider spacing and larger fracs optimize development Performance plots show pressure normalized rate/ft vs cumulative production/ft; Offsets include all operated Marcellus wells within 3 miles of the surface location of the test well(s) Test wells utilized >2800#/ft and had well spacing >950’ 18 Results demonstrate the value of optimizing well spacing and completion design together Testing has been performed across our core acreage portfolio, supporting model predictions

Technology Platform Driving Performance Efficiencies Transforming the way we operate to drive efficiencies and maximize asset value Functions Benefits optimization operations simultaneously 19 Real-Time Operations Center  24/7 monitoring of Provides consistency and operational activitiesoperational efficiency  Real-time data Implementation driving better decisions  Resource allocation Management of multiple  Decision support center Drives continuous improvement

Technology Platform Driving Performance Efficiencies

Using data, science and analytics to make better, faster decisions

		Functions	Benefits
Water Scheduling and Optimization Model		▪ Advanced logistics and resource scheduling ▪ Tracks and models operations and assets	▪ Streamlines EQT's complex water logistics ▪ Optimizes scheduling and drives down costs
Internal Surveillance Program		▪ Observation and analysis of all phases of development activity ▪ Provides transparency, monitoring and decision support	▪ Improves efficiency and accuracy throughout the development life-cycle ▪ Provides insight into relationships between well design and performance
External Surveillance Program		▪ Basin-wide well mapping and decline forecasting ▪ Sortable basin results with quick looks by region, tier, operator, and formation	▪ Ensures EQT remains on the cutting-edge of Appalachia development ▪ Monitors competitor trends and progression

20

Financial Strength

Flexibility to further reduce leverage and return capital to shareholders

- Monetization of ETRN stake
  - Can reduce leverage[1,2] from 2.1x to 1.6x
- Investment grade ratings
  - Flexibility in volatile commodity price environments
- ~$2.9 B of cumulative Adjusted Free Cash Flow[3] expected over the next 5 years
  - Implies ~55% of market cap[2] available to return to shareholders

Leverage – EQT vs. Marcellus Peers[1,4]



1.1x
1.4x
1.6x
2.1x
2.2x
2.4x
2.5x
3.2x
Peer 1
Peer 2
EQT PF
EQT
Peer 3
Peer 4
Peer 5
Peer 6

S&P Credit Ratings – EQT vs. Marcellus Peers[4]



BBB-
BB+
BB+
BB
BB-
BB-
Investment Grade
Sub-Investment Grade
EQT
Peer 5
Peer 6
Peer 2
Peer 3
Peer 4

(1) Leverage for all peers calculated as of 12/31/2018 based on net debt divided by 2018 adjusted EBITDA (as provided by Bloomberg). Leverage for EQT calculated as of 03/31/19 based on net debt divided by trailing twelve months ended 3/31/2019 adjusted EBITDA. EQT's adjusted EBITDA is a non-GAAP financial measure, see appendix for definition. Net debt means total debt, less cash and cash equivalents. CNX consolidated net debt and adjusted EBITDA are adjusted to exclude net debt and adjusted EBITDA for CNXM

(2) ETRN and EQT share price as of 03/31/2019

(3) Non-GAAP financial measure, see appendix for definition

(4) Peers: AR, COG (unrated by S&P), CNX, GPOR, SWN and RRC

21

Environmental, Health and Safety “The right thing to do” social responsibility and exemplary (1)See appendix for more details 22 In the Community EQT and the EQT Foundation — a separate 501(c)(3) organization — support our communities through local giving, sponsorship, and philanthropic efforts. In 2018, received the Greene County Chamber of Commerce’s McCracken Legacy Award for EQT’s “commitment to community involvement” > $19 million in community investments In 2018, gave >$100,000 to volunteer fire departments in West Virginia, Pennsylvania and Ohio Safety Employees participated in >13,000 hours of safety training in 2018 EQT led many initiatives in 2018 to improve safety, including launching Zero is Possible – Today safety program and other vehicle related initiatives In 2018, achieved best employee safety performance in last 5 years Environmental Stewardship(1) Founding partner of the Center for Responsible Shale Development (CRSD) In 2018, EQT joined the ONE Future Coalition, committed to science-based approach to reduce methane emissions For the past three years EQT has recycled over 90% of the wastewater we generated EQT publishes a robust Corporate Social Responsibility Report in accordance with Global Reporting Initiative 4.0 standards

Strong Fundamentals In Place to Deliver Exceptional Value to Shareholders World-class asset base, sustainable free cash flow and financial strength 1.5x – 2.0x target leverage (Net Debt / Adjusted EBITDA) (1)Non-GAAP financial measure, see appendix for definition (2)ETRN share price as of 03/31/2019 23 World-Class Asset Base Leading U.S. natural gas producer at >4.0 Bcfe per day 15 to 20 years drilling inventory in the core of the Marcellus Contiguous acreage position efficient long-term development Sustainable Free Cash Flow Evolution of strategic focus from volume growth to free cash flow and shareholder returns Execute plan to drive development and cost efficiencies Falling capital requirements with moderated growth and high-graded wells Financial Strength Only investment grade-rated Appalachia E&P company (1) 19.9% retained equity stake in Equitrans Midstream worth $1.1 B at current share price(2)

Appendix

EQT as a Leading Environmental Steward Long-term, sustainable environmental practices aligned with investors and stakeholders 25 Environmental Collaborations As a One Future member, EQT exceeded the methane intensity sector level target of 0.28% with a rate of 0.15% (methane emissions per gross production) Joined API’s Environmental Partnership methane management program Board and Management Oversight The Public Policy and Corporate Responsibility Committee of EQT’s Board has direct oversight responsibility for issues related to air, water, waste and safety Committee reviews and provides oversight on annual environmental and safety audits, performance and policy initiatives Water Management Strong water sourcing and recycling program that minimizes fresh water use In 2018, 37% of the water used for hydraulic fracturing was from wastewater EQT recycles over 90% of the wastewater that we generate Water withdrawal plans ensure surface waters and aquatic species are protected Methane Emissions Initiatives Conduct leak detection and repair at all unconventional well pads 100% green completion program Pneumatic controller replacement plan has replaced over 650 high bleed pneumatics since 2016

Detailed 2019E Activity 2019 $/ft Details 2019 Total CapEx Details CapEx ($MM) (3) Efficiency gains realized within the completion operations (1)Other Non-D&C CapEx includes pad construction and pad facility costs 26 Revised 2019E Development and CapEx Activity, which reflects: (1) Q1 2019 actual activity, (2) Successful early release of horizontal drilling rigs, and Total Reserve DevelopmentPAWVOH CapEx ($MM)MarcellusMarcellusUtica Total Spud$55$7$25 Horizontally Drilled$206$42$35 Completed$684$93$150 Turned-in-Line$70$13$25 $87 $283 $927 $108 Total D&C CapEx ($MM)$1,015$155$235 $1,405 Other Non-D&C CapEx ($MM)(1)$85$15$15 $115 Total Reserve Development$1,100$170$250 $1,520 2019EPAWVOH MarcellusMarcellusUtica Total / Average # of Net Wells Total Spud831117 Horizontally Drilled1062719 Completed982519 Turned-in-Line1012019 111 152 142 140 Average Lateral Length (ft.) Average Spud13,2006,50011,200 Horizontally Drilled12,0006,80010,900 Completed11,6006,00012,500 Turned-in-Line11,3006,20012,200 12,200 10,900 10,700 10,700 D&C Cost per Lateral Foot ($/ft.) Average Spud$50$98$134 Horizontally Drilled$162$229$170 Completed$600$617$632 Turned-in-Line$62$101$107 $64 $174 $608 $73 Total D&C Cost per Foot ($/ft.)$874$1,045$1,043 $919

5-Year Annual Volumes and Decline Rates 2,000 35% 30% 1,600 25% 1,200 20% 15% 800 10% 400 5% - 0% 2018 2019 2020 2021 2022 2023 Base Volumes Growth Volumes 2018 Annual Base Volume Decline YE 2018 Exit Rate Decline 27 Annual Volumes (Bcfe) YE 2018 Exit Rate Decline 16% 28% 20% 15% 12% 11% 14% 17% 22% 32%

Unit Cost Comparison(1) Peer-leading unit costs for LOE and G&A Lease Operating Expense ($/Mcfe)(2) Selling, General & Administrative ($/Mcfe) Peer Mean (excl Peer 5): $0.15 .93 (3) EQT Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 (1)Peers include AR, CNX, COG, RRC, SWN; Unit cost for peers represent full-year 2018. Unit costs for EQT are based on the trailing twelve months ended 3/31/2019 (2)Peer 5 classifies its gathering, transportation & processing costs as part of LOE (3)Unit cost is based on adjusted SG&A per unit, a Non-GAAP financial measure, see appendix for definition. Excludes one-time charges that were included in EQT’s reported 2018 and Q1 2019 results 28 $0.17 $0.19 $0 $0.14 $0.09 $0.06

2019 Guidance flow(1) Approximately $300 - $400 MM of adjusted free cash Based on average NYMEX natural gas price (April to December) of $2.79 per MMbtu as of March 31, 2019 (1)Non-GAAP financial measure, see appendix for definitions 29 Q2 2019 Full-Year 2019 Production Total production sales volume (Bcfe) Liquids sales volume, excluding ethane (Mbbls) Ethane sales volume (Mbbls) Total liquids sales volume (Mbbls) 355-375 2,015-2,115 1,110-1,210 3,125-3,325 1,480-1,520 8,350-8,550 4,470-4,670 12,820-13,220 Resource Counts Marcellus / Utica Rigs Top-hole Rigs Frac Crews 6-8 2-4 5-7 Unit Costs ($/Mcfe) Gathering Transmission Processing LOE, excluding production taxes Production taxes SG&A $0.54-$0.56 $0.49-$0.51 $0.08-$0.10 $0.05-$0.07 $0.04-$0.06 $0.11-$0.13 Average Differential ($/Mcf) ($0.55)-($0.35) ($0.45)-($0.25) Adjusted EBITDA ($B)(1) 2.3-2.4 Adjusted Operating Cash Flow ($B)(1) Capital Expenditures ($B) 2.2-2.3 1.85-1.95 Adjusted Free Cash Flow ($B)(1) 0.3-0.4

Firm Transportation Portfolio Provides access, stability and opportunity  Diversity of delivered markets provides significant commercial optionality  Portfolio offers price stability by accessing highly liquid markets  Assets directly access markets which represent ~85% of expected U.S. natural gas demand growth ISD 16% Note: Total transported volumes differ slightly from quantities shown on map due to other local transport contracts and contract expiration timing 30 Transmission Costs 2019E 2020E Transportation Bcfe/d$/Mcfe Bcfe/d$/Mcfe Transport volumes Local deliveries 2.9$0.52 1.1$-4.1$0.60 0.2$-Total firm deliveries 4.1$0.37 4.3$0.59 Equitrans transmission $0.13 $0.13 Total transmission $ 0.49 - 0.51 $ 0.71 - 0.73 93933,030,000D0 tDht/hd/dEQT552200,,000000 DDtthh//dd Market Mix 2019E 2020E 2021E 2022E 2023E TETCO M2 31% 7% 2012% 20% TETCO M3 12% 11% 10% 10% 9% Midwest 25% 23% 22% 21% 20% Gulf 32% 31% 29% 27% 26% SE 0% 28% 27% 26% 25% 2020 ISD

Risk Management NYMEX Hedge position as of April 22, 2019 Volume (MMDth) Average Price ($/dth) 591 2.91 553 2.82 306 2.78 136 2.75 61 2.74 $ $ $ $ $ Volume (MMDth) Average Short Strike Price ($/dth) 261 3.11 187 3.15 37 3.25 22 3.20 7 3.18 $ $ $ $ $ Volume (MMDth) Average Long Strike Price ($/dth) (36) 2.97 – – 10 2.71 – – – – $ $ $ $ $ 59 2.83 12 2.77 3 2.77 – – – – Volume (MMDth) Average Price ($/dth) $ $ $ $ $ *April through December **The difference between the fixed price and NYMEX are included in average differential on the Company’s price reconciliation 31 2019*2020202120222023 Fixed Price Sales** Puts - Net (Short) Long Calls - Net Short 2019*2020202120222023 Swaps

Cautionary Statements EQT Corporation (NYSE: EQT) EQT Plaza 625 Liberty Avenue, Suite 1700 Pittsburgh, PA 15222 Blake McLean – Senior Vice President, Investor Relations and Strategy – 412.395.3561 The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. We use certain terms in this presentation, such as “EUR” (estimated ultimate recovery) and total resource potential, that the SEC’s rules strictly prohibit us from including in filings with the SEC. We caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the natural gas industry. We also note that the SEC strictly prohibits us from aggregating proved, probable and possible (3P) reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. Disclosures in this presentation contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQT Corporation and its subsidiaries (EQT), including guidance regarding EQT’s strategy to develop its reserves; drilling plans and programs (including the number, type, depth, spacing, lateral lengths, and locations of wells to be drilled, number of frac crews and number and type of rigs); projected natural gas prices, liquids price impact, basis, premium and average differential; total resource potential, well production and drilling inventory duration, reserves and EUR; projected production and sales volumes and growth rates (including liquids production and sales volumes and growth rates); internal rate of return (IRR), compound annual growth rate (CAGR) and expected after-tax returns per well; technology (including drilling and completion techniques); projected drilling and completions (D&C) costs, other well costs, unit costs and G&A expenses; projected reductions in expenses and capital and well costs; projected frac stage lengths, and market mix; infrastructure programs; the cost, capacity, and timing of regulatory approvals; acquisition transactions; the projected capital efficiency savings and other operating efficiencies associated with EQT’s shift to a steady operating cadence and EQT’s ability to achieve such efficiencies; EQT’s ability to mitigate curtailments; the projected capital efficiency savings and other operating efficiencies and synergies resulting from EQT’s acquisition of Rice Energy Inc. (Rice); EQT’s ability to achieve the anticipated synergies and efficiencies from its acquisition of Rice; monetization transactions, including asset sales, joint ventures or other transactions involving EQT’s assets; EQT’s ability to achieve the anticipated operational, financial and strategic benefits of the spin-off of Equitrans Midstream Corporation (ETRN) from EQT; the timing and structure of any dispositions of EQT’s approximately 19.9% retained common stock of ETRN and EQT's planned use of the proceeds from any such dispositions; the amount and timing of any repurchases of EQT’s common stock, including whether EQT will institute a share repurchase program; dividend amounts and rates; projected cash flows, including the ability to fund the 2019 drilling program through cash from operations; projected adjusted free cash flow, adjusted operating cash flow, net marketing services revenue, and net income attributable to noncontrolling interests, including EQT’s ownership of approximately 19.9% of ETRN’s common stock; projected capital expenditures; projected adjusted EBITDA; liquidity and financing requirements, including funding sources and availability; EQT’s ability to maintain or improve its credit ratings, leverage levels and financial profile; potential future impairments of EQT’s assets; EQT’s hedging strategy; the effects of government regulation and litigation; and tax position and the expected impact of changes to tax laws. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events taking into account all information currently known to EQT. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by any subsequent Form 10-Qs and in other documents EQT files with the SEC from time to time. Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 32

Non-GAAP Financial Measure Adjusted EBITDA As used in this presentation, adjusted EBITDA is defined as net income from continuing operations, plus interest expense, income tax expense (benefit), depreciation and depletion, amortization of intangible assets, long-lived asset and goodwill impairments, lease impairments and expirations, the revenue impact of changes in the fair value of derivative instruments prior to settlement, unrealized (gain) loss on EQT’s investment in Equitrans Midstream Corporation, proxy and transaction costs and certain other items that impact comparability between periods. Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of EQT’s consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess EQT’s earnings trends. EQT believes that adjusted EBITDA is an important measure used by EQT’s management and investors in evaluating period-over-period comparisons of earnings trends. Adjusted EBITDA should not be considered as an alternative to EQT’s net income presented in accordance with GAAP. Adjusted EBITDA excludes the revenue impact of changes in the fair value of derivative instruments prior to settlement and other items that affect the comparability of results and are not trends in the ongoing business. Management utilizes adjusted EBITDA to evaluate earnings trends because the measure reflects only the impact of settled derivative contracts and thus the income from natural gas is not impacted by the often-volatile fluctuations in fair value of derivatives prior to settlement. EQT has not provided projected net income or a reconciliation of projected adjusted EBITDA to projected net income, the most comparable financial measure calculated in accordance with GAAP, because EQT does not provide guidance with respect to depletion and depreciation expense, income tax expense, the revenue impact of changes in the projected fair value of derivative instruments prior to settlement or unrealized gains and losses on its investments in equity securities. Therefore, projected net income and a reconciliation of projected adjusted EBITDA to projected net income, are not available without unreasonable effort. 33

Non-GAAP Financial Measure Reconciliation of Adjusted EBITDA The table below reconciles adjusted EBITDA with income (loss) from continuing operations, the most comparable financial measure as calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in EQT’s report on Form 10-Q for the quarter ended March 31, 2019. 34

Non-GAAP Financial Measure Adjusted Operating Cash Flow and Adjusted Free Cash Flow As used in this presentation, adjusted operating cash flow is defined as EQT’s net cash provided by operating activities less changes in other assets and liabilities, less EBITDA attributable to discontinued operations (a non-GAAP supplemental financial measure defined herein), plus interest expense attributable to discontinued operations and cash distributions from discontinued operations. Adjusted free cash flow is defined as adjusted operating cash flow less accrual-based capital expenditures attributable to continuing operations. Adjusted operating cash flow and adjusted free cash flow are non-GAAP supplemental financial measures that EQT's management and external users of EQT’s consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess EQT’s liquidity. EQT believes that adjusted operating cash flow and adjusted free cash flow provide useful information to management and investors in assessing the impact of EQT’s ability to generate cash flow in excess of capital requirements and return cash to shareholders. Adjusted operating cash flow and adjusted free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP. EQT has not provided projected net cash provided by operating activities or reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. EQT is unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. EQT is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day months in advance. Furthermore, EQT does not provide guidance with respect to its average realized price, among other items, that impact reconciling items between net cash provided by operating activities and adjusted operating cash flow and adjusted free cash flow, as applicable. Natural gas prices are volatile and out of EQT’s control, and the timing of transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, EQT is unable to provide projected net cash provided by operating activities, or the related reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, without unreasonable effort. 35

Non-GAAP Financial Measure Reconciliation of Adjusted Operating Cash Flow and Adjusted Free Cash Flow The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Condensed Consolidated Cash Flows to be included in EQT’s report on Form 10-Q for the quarter ended March 31, 2019. (a) As a result of the separation of the EQT’s midstream business from its upstream business and subsequent spin-off of ETRN in November 2018, the results of operations of ETRN are presented as discontinued operations in EQT’s Statements of Condensed Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled in the section below. (b) Cash distributions from discontinued operations represents the cash distributions payable from EQM Midstream Partners, LP, EQGP Holdings, LP and Rice Midstream Partners LP (EQT’s former midstream affiliates) to EQT for the three months ended March 31, 2018. 36

Non-GAAP Financial Measure Reconciliation of Adjusted Operating Cash Flow and Adjusted Free Cash Flow The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Condensed Consolidated Cash Flows to be included in EQT’s report on Form 10-Q for the quarter ended March 31, 2019 and for the three months ended December 31, 2018. (a) As a result of the separation of EQT’s midstream business from its upstream business and subsequent spin-off of ETRN in November 2018, the results of operations of ETRN are presented as discontinued operations in EQT’s Statements of Condensed Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled in the section below. 37

Non-GAAP Financial Measure EBITDA Attributable to Discontinued Operations The table below reconciles EBITDA attributable to discontinued operations with income from discontinued operations, net of tax, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in EQT’s report on Form 10-Q for the quarter ended March 31, 2019. 38

Non-GAAP Financial Measure Adjusted SG&A per unit Adjusted SG&A per unit is a non-GAAP supplemental financial measure that is presented because it is an important measure used by EQT’s management to evaluate period-to-period comparisons of earnings trends. Adjusted SG&A per unit is defined as SG&A less an increase in litigation reserves which was recorded in the fourth quarter of 2018 and indirect costs previously associated with the midstream business prior to the separation that are not permitted to be allocated to discontinued operations under the accounting rules. The measure excludes items that affect the comparability of results or that are not indicative of trends in the ongoing business. Management believes that adjusted SG&A per unit as presented provides useful information for investors for evaluating period-over-period earnings. The table below reconciles adjusted SG&A per unit with SG&A, the most comparable financial measure as calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in EQT’s report on Form 10-Q for the quarter ended March 31, 2019, and included in EQT’s annual report on Form 10-K for the year ended December 31, 2018. Twelve Months Ended March 31, 2019 $ in thousands, unless noted Selling, general and administrative (SG&A) Add back / (deduct): Increase in litigation reserves Indirect costs previously allocated to the midstream business prior to the separation Adjusted SG&A Total sales volume (MMcfe) Adjusted SG&A per unit $ 293,383 (59,677) (33,758) $ 199,948 1,514,154 0.13 $ 39

EQT Video Transcript — Janet Carrig

I’m Janet Carrig, and it’s my pleasure to have been nominated to EQT’s Board of Directors for the Company’s upcoming Annual Meeting of Shareholders.

By way of background, I have served as General Counsel to various Fortune 100 and Fortune 300 companies for over 20 years. For over the last ten of those, I was General Counsel and Corporate Secretary to ConocoPhillips.

My most recent work at ConocoPhillips focused on compliance, ESG, legal oversight, and strategy. At ConocoPhillips, I worked closely with the Board and management on evaluation and subsequent decision to spin-off Phillips 66, the company’s downstream business, in 2012.

Following the spin, I saw first-hand that cultural changes are essential at a recently transformed, pure-play E&P company. That experience, in addition to my extensive legal, regulatory, and governance expertise, gives me a unique perspective that I look forward to bringing to EQT, another recently transformed company.

Earlier in my career, I gained experience outside of the E&P business, with responsibilities in HR, government affairs, public relations, and internal audit. With my HR experience, I have learned to look at things from different perspectives, including cultural changes, compensation structure, and managerial oversight.

I joined Kellogg as General Counsel at a time when the Board was demanding change and brought in an entirely new management team. Kellogg was going through a difficult time, and the new team was tasked with driving meaningful improvement quickly. As part of the new team, I played a role in the bold actions the company took to ensure it was best positioned for the future.

I have also served on various mutual fund boards for over 20 years. As someone who has been on the shareholder side of the table, and an advocate for improving ESG policies, I appreciate the steps EQT has taken.

EQT’s recent decision to adopt a universal proxy card for the Annual Meeting, one of the first U.S. companies to do so, is very bold and shareholder-friendly. It underscores EQT’s commitment to best-in-class corporate governance.

I am particularly proud to be on EQT’s slate of director nominees in light of its gender diversity. If all 12 EQT nominees are elected by shareholders, the Board will have female representation of more than 40% — a true differentiator, especially in this industry.

I look forward to bringing my shareholders perspective to the boardroom and working with the talented and diverse team EQT has assembled.

Another thing that attracted me to EQT is its proud history, but I share the Board’s and management team’s view that more can be — and is being — done to strengthen EQT.

The new management team has significantly improved EQT’s financial and operational results while reducing costs, driving enhanced shareholder value. I believe I can be a valuable contributor to EQT’s continuing sustainable cash flow growth.

The management team understands that to win in the current operating environment you have to be the most responsible, lowest cost operator.

Time and again, EQT has shown that it takes action to address the opinions and concerns of its investors — from the transactions to address the sum-of-the-parts discount to their ongoing operational enhancements to the Company’s corporate governance profile.

An effective board includes independent, active, and engaged directors with broad experience and expertise relevant to the needs of the business and the company’s strategies.

EQT’s director nominees meet these qualifications. In fact, I believe the individual strengths of these nominees create one of — if not the most — experienced boards among EQT’s peers.

If elected, I will work to ensure that EQT continues to prioritize best-in-class corporate governance while focusing on enhancing returns to all of its stakeholders.

I look forward to supporting the development, oversight, and execution of EQT’s new strategies and further enhancing shareholder value.

I want to encourage all EQT shareholders to vote on the GOLD universal proxy card for all of EQT’s director nominees. I am confident that with new leadership and a new plan, the best is yet to come.

EQT Video Transcript — James McManus

Hello, I’m James McManus, and I am delighted and honored to be nominated on the EQT slate for this year’s Annual Meeting.

I had a long career at Energen Corporation, holding numerous senior-level positions. I served as Chief Operating Officer from 1995 until 1997, and then President and Chief Operating Officer from 1997 until 2007. In 2007, I became Chief Executive Officer and President, and Chairman in 2008.

To give you a little feel for Energen, in 2018, Energen was running 10 horizontal rigs and four frac crews, had a capital budget in the range of $1.1 to $1.3 billion and were on track to produce 100,000 mboe per day. At Energen, I developed substantial executive leadership and operations experience as we successfully transformed the company into one of the nation’s top independent oil and gas producers.

During my tenure and senior roles at Energen, we were able to dramatically increase the value of the company, culminating in the sale to Diamondback Energy for approximately $9.2 billion. The sale process was also a tremendous learning opportunity and enhanced my M&A experience.

In addition to my public company board experience at Energen and Questar Corporation, I have also served on several industry boards, including the Independent Producers Association of America, the American Exploration Production Council, and the National Petroleum Council.

Over the course of my career, I have made many difficult decisions with the ultimate purpose of maximizing value for shareholders. I believe it is important for a board and management team to constantly evaluate its operations and portfolio and not be afraid to disrupt the status quo. And that is exactly what is going on at EQT.

I was recently asked about how I think about serving on a board. For me, there are three boxes that need to be checked.

First — the quality of the assets that the company has needs to be strong. EQT checks this box with its core position in the heart of the Marcellus.

Second — I look for a strong CEO with integrity. I believe Rob is a very smart, proactive, and engaged CEO, so I can check that second box.

And third — who else is on the board? I recently met and spoke with the directors on the EQT Board and I truly believe that this will be an incredibly insightful group of leaders. Check box number three.

Obviously something else I liked about EQT is the Company’s potential to generate substantial free cash flow and return significant capital to investors.

EQT is clearly executing well and on a positive trajectory, as evidenced by its strong fourth quarter and first quarter results.

As a testament to the strength of EQT’s team, I recently acquired 15,000 shares of EQT stock in the open market. This was an “out of pocket” investment — not a grant — which demonstrates my confidence in the upside to EQT’s stock under the leadership of the new Board and management team. I strongly believe that the Company is well positioned for even greater success.

Based on my experience over the years, I understand the value added by an engaged board. I believe the role of any board member is to ensure transparency and management accountability for shareholders.

At Energen I was accustomed to a very active Board that appropriately challenged and supported management with the goal of achieving outstanding results for shareholders, and that’s what I intend to do if elected by EQT shareholders.

The quality of EQT’s asset base is unparalleled and, with a continued focus on operational excellence, the Company will drive further value.

I am confident that I can provide experience, insight, and skills to contribute to the success of EQT.

Please join me in voting on the GOLD universal proxy card for all 12 of EQT’s director nominees. Your vote will ensure the Company has a world-class Board, a dedicated management team, and a proven strategy. The Company is on the right track — there is no reason to disrupt the positive momentum with wholesale changes.

Please vote GOLD today and join me in supporting the new EQT.

EQT Video Transcript — Valerie Mitchell

Hi, I’m Valerie Mitchell.

For the last 20 years, I have been actively involved in the development of tight sand and shale plays. I have participated in or overseen the drilling of at least one thousand wells.

The fundamentals I learned at Shell while drilling South Texas wells to the early days of horizontal drilling, completion, and production in the Granite Wash and Arkoma Basins helped prepare me for the rapid pace of development in SCOOP and STACK in the Mid-Continent.

I bring over 15 years of leadership experience in the E&P industry. I spent much of my career running the Mid-Continent region at Newfield Exploration, managing over $1 billion in annual investments.

Drilling to full-scale development in the SCOOP and STACK plays came from having a well thought out plan and from technical support for pad drilling, completion optimization, well spacing, and water infrastructure.

Recently, I’ve served as the Chief Executive Officer of Corterra Energy for the last three years. Corterra is an exploration and production company focused on the acquisition and development of oil and gas in Oklahoma.

During my last couple of years at Newfield, I helped develop and execute a strategic vision to navigate the Mid-Continent through a low commodity environment.

We protected margins and returns while testing plays and driving assets toward full scale development. We also took a technological approach, improving digital tools and leveraging big data. We utilized this along with a grassroots effort to simplify processes and designs.

I believe my background in exploration and production, with years of direct field experience enables me to bring to EQT significant insight into driving sustainable growth.

When it comes to operations and field development, I have always believed the most important component is having the right team. From a leadership perspective, your entire team needs to be focused on returns, not just geologic wins — from the gauger in the field to the CEO of the company.

Transformational change comes from having the right team laser-focused on the same ideas and executing on the same plan. When this happens within organizations, the results can be amazing.

Today, EQT has a world-class asset in the core of Appalachia basin. The potential for cash flow generation is enormous. The Company is strong, focused, and positioned for success.

I have great confidence in Rob, Gary, and the EQT team. Everything EQT has done over the last two quarters and is continuing to do is focused on value creation and operational success. Adding Gary, as well as the new board members, gives EQT unprecedented access to best practices across the lower forty-eight.

One of things that has most impressed me about EQT is their outstanding safety record as well as their environmental stewardship.

While it’s important for EQT to be focused on operational excellence and returns, it’s another to ensure that every person that works for us comes home safely, and that our communities are well cared for, and that we protect the environment in the process.

Producing oil and gas safely, responsibly, and profitably should be at the heart of EQT, and it is. It’s how I’ve run every team, every department, and every organization, including Corterra.

I look forward to working with the EQT team, contributing technical expertise and perspectives that I have learned over the course of my career.

I am a firm believer in the use of technology and data analytics to push accountability down to all parts of an organization as well as the importance of consistently driving down costs and improving operating efficiencies. Finding the places you can create value across the life cycle of a well, like efficient sourcing of water and its disposal, helps with both initial returns and long-term margin.

To ensure that EQT continues to build on its momentum and remains on the right track, vote the GOLD universal proxy card today for all 12 of the Company’s director nominees.

................................ NEWS RELEASE .............................................................................................................................................. EQT REPORTS FIRST QUARTER 2019 RESULTS New management team delivers strong operational improvements and significant free cash flow generation in consecutive quarters PITTSBURGH--(April 25, 2019)--EQT Corporation (NYSE: EQT) today announced financial and operational performance results for the first quarter 2019. First Quarter Highlights: Sales volumes of 383 Bcfe exceeded guidance of 360-380 Bcfe and increased 13%, adjusted for divestitures, from the first quarter 2018 Full year sales volume guidance raised 10 Bcfe to 1,480 - 1,520 Bcfe while full year capital expenditure guidance remains unchanged at $1.85 - $1.95 billion Diluted earnings per share (EPS) and adjusted EPS* increased 113% and 24% to $0.75 and $0.83, respectively, despite a 5% lower average realized price compared to the first quarter of 2018 Income from continuing operations and adjusted EBITDA* increased 112% and 2% over the first quarter 2018 to $191 million and $710 million, respectively Capital expenditures decreased 22% to $476 million while feet of pay turned-in-line increased compared to the first quarter 2018 Net cash provided by operating activities was $871 million in the first quarter 2019 and $1.4 billion in the last two quarters; adjusted free cash flow* was $171 million in the first quarter 2019 and $306 million in the last two quarters Positive operational results included significant improvements in rig and frac crew efficiencies such as: Drilling days per 1,000 feet improved 25% over prior quarter and 32% since November 2018 Frac stages per crew increased 30% and non-productive time decreased 70% over the first quarter 2018 Cash operating expenses per unit decreased 5% over the first quarter 2018 On-target to achieve $150 million of cost savings in 2019, including $50 million identified as part of the Target 10% Initiative Net debt decreased by approximately $500 million since December 31, 2018 *A non-GAAP measure. Please see the Non-GAAP Disclosures section of this news release for important disclosures. Robert J. McNally, operational performance is demonstrated through our first quarter results. We are achieving the ambitious targets we set in January, as evidenced by our improved financial and operational metrics in the quarter. We have generated over $300 million in adjusted free cash flow over the last two quarters and remain on track to achieve our 2

NEWS RELEASE

McNally added, "We will continue to identify incremental opportunities to operate more efficiently and further reduce costs. EQT is uniquely positioned to be one of the lowest-cost and most efficient operators in the Marcellus basin. Our consolidated core acreage position and long-lived inventory will enable us to increase lateral lengths and spacing, drive down per unit operating and capital costs, and deliver substantial free cash flow for many years to come. With a world-class asset base, a clear and compelling strategic plan, and an experienced, restructured leadership team focused on operational efficiency, we are building on our progress and creating significant long-term value for all EQT shareholders."

FIRST QUARTER 2019 FINANCIAL AND OPERATIONAL PERFORMANCE

	Three Months Ended March 31,			
($ millions, except EPS)	**2019**	**2018**	**Change**	**% Change**
Total sales volume (Bcfe)	383	357	26	7 %
Income (loss) from continuing operations	$ 191	$ (1,579)	$1,770	112 %
Adjusted net income from continuing operations (a non-GAAP measure)	$ 212	$ 179	$33	18 %
Adjusted EBITDA from continuing operations (a non-GAAP measure)	$ 710	$ 695	$15	2 %
Diluted earnings per share (EPS) from continuing operations	$ 0.75	$ (5.96)	$6.71	113 %
Adjusted EPS from continuing operations (a non-GAAP measure)	$ 0.83	$ 0.67	$0.16	24 %
Net cash provided by operating activities	$ 871	$ 904	$(33)	(4)%
Adjusted free cash flow (a non-GAAP measure)	$ 171	$ 89	$82	92 %

In the first quarter 2019, the Company reported income from continuing operations of $191 million, or $0.75 per diluted share, compared to a loss from continuing operations of $1.6 billion, or a loss of $5.96 per diluted share, for the first quarter 2018. The increase was primarily attributable to an impairment charge recorded in the first quarter 2018. Adjusted net income from continuing operations, which excludes impairment charges, non-cash derivatives and other items impacting comparability between periods, was $33 million higher than the same quarter last year.

Sales of natural gas, oil and natural gas liquids (NGLs) increased $45 million as a result of a 7% increase in sales volumes in 2019, which was more than offset by a loss on derivatives not designated as hedges in 2019. Adjusted for volumes from the divestitures of the Company's Huron and Permian assets in 2018, sales volumes increased 13% in the first quarter 2019.

NEWS RELEASE

Compared to the same quarter last year, average realized price was 5% lower at $3.16 per Mcfe, primarily on a lower average natural gas differential as a result of lower gas daily prices during the first quarter 2019 at sales points off the Company's Northeast capacity. Lower gas daily pricing also negatively impacted the Company's first quarter average natural gas differential compared to guidance; however, the Company reiterates its full-year 2019 average differential guidance.

Net cash provided by operating activities decreased by 4% and adjusted free cash flow increased 92%. Adjusted free cash flow in the first quarter 2019 was $171 million, unadjusted for an $8 million litigation reserve and $4 million of proxy and transaction costs.
The Non-GAAP Disclosures section of this news release provides reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures, as well as important disclosures regarding certain projected non-GAAP financial measures.

Capital Expenditures

	Three Months Ended March 31,	
(millions)	**2019**	**2018**
Reserve development	$ 401	$ 490
Land and lease	45	60
Capitalized overhead	17	29
Capitalized interest	7	7
Other production infrastructure	6	10
Property acquisitions	—	14
Other corporate items	—	—
Total capital expenditures from continuing operations	$ 476	$ 610

Operating Expenses Per Unit
The following presents certain of the Company's operating expenses on a per unit basis.

	Three Months Ended March 31,	
($/Mcfe)	**2019**	**2018**
Gathering	$ 0.56	$ 0.54
Transmission	0.50	0.50
Processing	0.08	0.13
LOE, excluding production taxes	0.06	0.10
Production taxes	0.05	0.07
Exploration	—	—
SG&A	0.13	0.11
Total cash operating expenses per unit	$ 1.38	$ 1.45
Production depletion	$ 1.01	$ 1.07

NEWS RELEASE

Per unit cash operating expenses decreased 5%, primarily as a result of increased sales volume. On a per unit basis, processing expense was $0.05 per Mcfe lower, lease operating expense (LOE) was $0.04 per Mcfe lower and production taxes were $0.02 per Mcfe lower, each of which were favorably impacted by the divestitures of the Company's Huron and Permian assets in 2018. Excluding the sales volumes related to the divestitures of the Huron and Permian assets in 2018, gathering expense per unit was $0.57 per Mcfe in 2018. When adjusting for the impact of an $8 million litigation reserve recorded during the first quarter 2019, selling, general and administrative expense (SG&A) was $0.11 per Mcfe.

Liquidity

As of March 31, 2019, the Company had $350 million of credit facility borrowings and no letters of credit outstanding under its $2.5 billion credit facility. As of March 31, 2019, net debt was lower by approximately $500 million compared to December 31, 2018 as a result of working capital dynamics and positive adjusted free cash flow over the past two quarters. Adjusted operating cash flow is forecasted to be $2.2 to $2.3 billion in 2019, which fully funds the Company's capital expenditure plan of $1.85 to $1.95 billion and is expected to deliver $300 to $400 million of adjusted free cash flow.

Operational Update

The Company's strong first quarter 2019 operational performance reflects the move to stable operations and the Company's focus on enhanced operational efficiencies. During the quarter, the Company drilled 17 wells with total curve and lateral footage of greater than 14,000 feet in one-run, and surpassed the mile-per-day rate of penetration mark on 4 wells. The team also set a basin bit record for the longest one run at 19,426 feet. Horizontal drilling performance improved 32% when compared to November of 2018 to 0.79 days per 1,000 feet, down from 1.17 days per 1,000 feet.

The Company's completions operation also saw significantly improved results, increasing frac stages per crew by 30% and decreasing non-productive time by 70% year-over-year. The Company's frac plug drill-out operations have also seen significant efficiency gains with a 71% improvement in the average number of plugs per day, reducing cycle times by nearly 3 days per 100 plugs. In April, the Company's frac plug drill-out operations completed 43 frac plugs and cleaned 7,550 feet in a 24-hour period - positioning the Company as one of the most efficient in the Appalachian basin and setting a Company record.

As part of the Company's ongoing effort to increase operational efficiencies and reduce costs, the Company was also able to successfully negotiate a penalty-free, early reduction to its horizontal rig count that results in approximately 30 fewer horizontal wells being drilled during 2019 compared to the operational plan announced in January. The Company will also spud approximately 15 fewer wells. Additionally, as a result of the operational efficiency gains in completion operations, the Company now expects to frac an additional 10 wells in 2019. Finally, seven fewer wells are expected to be turned-in-line during 2019 as a result of non-operated activity by joint venture partners and timing. These operational changes will not impact full year 2019 volumes or capital expenditures; they represent an acceleration of the Company's optimization of resource count and development cadence that will enhance the Company's capital efficiency as it moves into 2020.

NEWS RELEASE

Finally, lateral lengths and well costs were in-line with the Company's first quarter 2019 expectations and are on-track to achieve full-year guidance targets.

WELL STATISTICS
Net Wells Drilled (spud)

	PA Marcellus	WV Marcellus	Ohio Utica
Q1 2019	27	2	1
2019 Forecast	83	11	17
Q2 2019 Forecast	18	2	7

• Q1 2019 average lateral lengths: PA Marcellus 11,300'; WV Marcellus 8,400'; Ohio Utica 9,600'
• 2019 forecasted average lateral lengths: PA Marcellus 13,200'; WV Marcellus 6,500'; Ohio Utica 11,200'

Net Wells Turned-in-line (TIL)

	PA Marcellus	WV Marcellus	Ohio Utica
Q1 2019*	24	-	5
2019 Forecast*	101	20	19
Q2 2019 Forecast	27	10	2

• Q1 2019 average lateral lengths: PA Marcellus 10,800'; Ohio Utica 8,300'
• 2019 forecasted average lateral lengths: PA Marcellus 11,300'; WV Marcellus 6,200'; Ohio Utica 12,200'
*Q1 PA Marcellus includes 6 Upper Devonian wells. Forecasted full-year 2019 PA Marcellus includes 8 Upper Devonian wells.

Marcellus Horizontal Gross Well Status (cumulative since inception)*

	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18
Wells drilled (spud)	1,848	1,819	1,798	1,777	1,749
Wells online	1,589	1,571	1,529	1,468	1,430
Wells complete, not online	33	19	22	40	35
Wells drilled, uncompleted	226	229	247	269	284

**These totals may differ from previous presentations to account for purchases, dispositions, wells plugged, or that have had a change in target formation to/from Marcellus.*

Ohio Utica Horizontal Gross Well Status*

NEWS RELEASE

	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18
Wells drilled (spud)	255	251	251	246	236
Wells online	229	221	218	198	196
Wells complete, not online	2	8	1	14	2
Wells drilled, uncompleted	24	22	32	34	38

**These totals may differ from previous presentations to account for acquisitions, dispositions, or wells plugged.*

HEDGING (as of April 22, 2019)
The Company's total natural gas production NYMEX hedge positions through 2023 are:

	2019 (a)	2020	2021	2022	2023
Swaps					
Volume (MMDth)	591	553	306	136	61
Average Price($/Dth)	$2.91	$2.82	$2.78	$2.75	$2.74
Calls - Net Short					
Volume (MMDth)	261	187	37	22	7
Average Short Strike Price ($/Dth)	$3.11	$3.15	$3.25	$3.20	$3.18
Puts - Net (Short) Long					
Volume (MMDth)	(36)	—	10	—	—
Average Long Strike Price ($/Dth)	$2.97	$—	$2.71	$—	$—
Fixed Price Sales (b)					
Volume (MMDth)	59	12	3	—	—
Average Price ($/Dth)	$2.83	$2.77	$2.77	$—	$—

(a) April 1 - December 31, 2019.
(b) The difference between the fixed price and NYMEX are included in average differential on the Company's price reconciliation.

First Quarter 2019 Conference Call Webcast Information

The Company's conference call with securities analysts begins at 10:30 a.m. ET today and will be broadcast live via the Company's web site at www.eqt.com, and on the investor information page of the Company's web site at ir.eqt.com, with a replay available for seven days following the call.

2019 GUIDANCE

See the Non-GAAP Disclosures section for important information regarding the non-GAAP financial measures included in this news release, including reasons why the Company is unable to provide a projection of its 2019 net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, to projected adjusted operating cash flow and adjusted free cash flow, or a projection of its 2019 net income, the most

NEWS RELEASE

comparable financial measure calculated in accordance with GAAP, to projected adjusted EBITDA.

Production	Q2 2019	Full-Year 2019
Total sales volume (Bcfe)	355 - 375	1,480 - 1,520
Liquids sales volume, excluding ethane (Mbbls)	2,015 - 2,115	8,350 - 8,550
Ethane sales volume (Mbbls)	1,110 - 1,210	4,470 - 4,670
Total liquids sales volume (Mbbls)	3,125 - 3,325	12,820 - 13,220
Resource Counts		
Marcellus / Utica Rigs		6 - 8
Top-hole Rigs		2 - 4
Frac Crews		5 - 7
Unit Costs ($ / Mcfe)		
Gathering		$0.54 - 0.56
Transmission		$0.49 - 0.51
Processing		$0.08 - 0.10
LOE, excluding production taxes		$0.05 - 0.07
Production taxes		$0.04 - 0.06
SG&A		$0.11 - 0.13
Average differential ($ / Mcf)	**$(0.55) - $(0.35)**	**$(0.45) - (0.25)**
($'s in Billions)		
Adjusted EBITDA (a non-GAAP measure)		$2.3 - 2.4
Adjusted operating cash flow (a non-GAAP measure)		$2.2 - 2.3
Capital expenditures		$1.85 - 1.95
Adjusted free cash flow (a non-GAAP measure)		$0.3 - 0.4

Based on average NYMEX natural gas price (April to December) of $2.79 per MMbtu as of March 31, 2019.

NON-GAAP DISCLOSURES

Adjusted Net Income from Continuing Operations and Adjusted Earnings per Diluted Share (Adjusted EPS) from Continuing Operations

Adjusted net income from continuing operations and adjusted EPS from continuing operations are non-GAAP supplemental financial measures that are presented because they are important measures used by the Company's management to evaluate period-to-period comparisons of earnings trends. Adjusted net income from continuing operations and adjusted EPS from continuing operations should not be considered as alternatives to income (loss) from continuing operations or diluted EPS from continuing operations presented in accordance with GAAP. Adjusted net income from continuing operations as presented excludes the revenue impact of

NEWS RELEASE

changes in the fair value of derivative instruments prior to settlement, impairment/loss on the sale of long-lived assets, lease impairments and expirations, proxy and transaction costs and certain other items that impact comparability between periods. Management utilizes adjusted net income from continuing operations to evaluate earnings trends because the measure reflects only the impact of settled derivative contracts; thus, the income from natural gas sales is not impacted by the often-volatile fluctuations in the fair value of derivatives prior to settlement. The measure also excludes other items that affect the comparability of results or that are not indicative of trends in the ongoing business. Management believes that adjusted net income from continuing operations as presented provides useful information for investors for evaluating period-over-period earnings.

The table below reconciles adjusted net income from continuing operations and adjusted EPS from continuing operations with income (loss) from continuing operations and diluted EPS from continuing operations, the most comparable financial measures calculated in accordance with GAAP, each as derived from the Statements of Condensed Consolidated Operations to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019.

	Three Months Ended March 31,	
	2019	2018
	(Thousands, except per share information)	
Income (loss) from continuing operations	$ 190,691	$ (1,578,533)
Add back / (deduct):		
Impairment/loss on sale of long-lived assets	—	2,329,045
Lease impairments and expirations	29,534	3,879
Proxy and transaction costs	4,089	10,078
Loss (gain) on derivatives not designated as hedges	131,996	(62,592)
Net cash settlements paid on derivatives not designated as hedges	(63,634)	(38,629)
Premiums received for derivatives that settled during the period	2,437	234
Increase in litigation reserves	8,000	—
Unrealized gain on investment in Equitrans Midstream Corporation	(89,055)	—
Tax impact of non-GAAP items (a)	(2,185)	(484,930)
Adjusted net income from continuing operations	$ 211,873	$ 178,552
Diluted weighted average common shares outstanding	255,387	265,169
Diluted EPS from continuing operations	$ 0.75	$ (5.96)
Adjusted EPS from continuing operations	$ 0.83	$ 0.67

(a) The tax impact of non-GAAP items represents the incremental tax expense that would have been incurred had these items been excluded from income (loss) from continuing operations, which resulted in blended tax rates of 9.4% and 21.6% for the three months ended March 31, 2019 and 2018, respectively. These rates differ from the Company's statutory tax rate primarily due to the impact of items specific to each respective quarter.

NEWS RELEASE

Adjusted Operating Cash Flow and Adjusted Free Cash Flow

Adjusted operating cash flow is defined as the Company's net cash provided by operating activities less changes in other assets and liabilities, less EBITDA attributable to discontinued operations (a non-GAAP supplemental financial measure defined below), plus interest expense attributable to discontinued operations and cash distributions from discontinued operations. Adjusted free cash flow is defined as adjusted operating cash flow less accrual-based capital expenditures attributable to continuing operations. Adjusted operating cash flow and adjusted free cash flow are non-GAAP supplemental financial measures that the Company's management and external users of its consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess the Company's liquidity. The Company believes that adjusted operating cash flow and adjusted free cash flow provide useful information to management and investors in assessing the impact of the Company's ability to generate cash flow in excess of capital requirements and return cash to shareholders. Adjusted operating cash flow and adjusted free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Condensed Consolidated Cash Flows to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019.

	Three Months Ended March 31,	
	2019	2018
	(Thousands)	
Net cash provided by operating activities	$871,287	$904,412
(Deduct) / add back changes in other assets and liabilities	(223,934)	240
Operating cash flow	$647,353	$904,652
(Deduct) / add back:		
EBITDA attributable to discontinued operations (a)	—	(292,117)
Interest expense attributable to discontinued operations	—	12,102
Cash distributions from discontinued operations (b)	—	74,967
Adjusted operating cash flow	$647,353	$699,604
(Deduct):		
Capital expenditures attributable to continuing operations	(476,022)	(610,139)
Adjusted free cash flow	$171,331	$89,465

(a) As a result of the separation of the Company's midstream business from its upstream business and subsequent spin-off of Equitrans Midstream Corporation (Equitrans Midstream) in November 2018, the results of operations of Equitrans Midstream are presented as discontinued operations in the Company's Statements of Condensed Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled in the section below.

(b) Cash distributions from discontinued operations represents the cash distributions payable from EQM Midstream Partners, LP, EQGP Holdings, LP and Rice Midstream

NEWS RELEASE

Partners LP (the Company's former midstream affiliates) to the Company for the three months ended March 31, 2018.

The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Condensed Consolidated Cash Flows to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019 and for the three months ended December 31, 2018.

	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Total
	(Thousands)		
Net cash provided by operating activities	$ 871,287	$ 530,866	$1,402,153
(Deduct) / add back changes in other assets and liabilities	(223,934)	261,216	37,282
Operating cash flow	$ 647,353	$ 792,082	$1,439,435
(Deduct) / add back:			
EBITDA attributable to discontinued operations (a)	—	(118,934)	(118,934)
Interest expense attributable to discontinued operations	—	19,452	19,452
Adjusted operating cash flow	$ 647,353	$ 692,600	$1,339,953
(Deduct):			
Capital expenditures attributable to continuing operations	(476,022)	(558,351)	(1,034,373)
Adjusted free cash flow	$ 171,331	$ 134,249	$305,580

(a) As a result of the separation of the Company's midstream business from its upstream business and subsequent spin-off of Equitrans Midstream in November 2018, the results of operations of Equitrans Midstream are presented as discontinued operations in the Company's Statements of Condensed Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled in the section below.

The Company has not provided projected net cash provided by operating activities or reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. The Company is unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. The Company is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers' payments, with accuracy to a specific day, months in advance. Furthermore, the Company does not provide guidance with respect to its average realized price, among other items, that impact reconciling items between net cash provided by operating activities and adjusted operating cash flow and adjusted free cash flow,

................................ NEWS RELEASE .............................................................................................................................................. transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, the Company is unable to provide projected net cash provided by operating activities, or the related reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, without unreasonable effort. EBITDA Attributable to Discontinued Operations EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure defined as income from discontinued operations, net of tax plus interest expense, income tax expense, depreciation and amortization of intangible assets attributable to discontinued operations for the three months ended March 31, 2018. The table below reconciles EBITDA attributable to discontinued operations with income from discontinued operations, net of tax, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations rm 10-Q for the quarter ended March 31, 2019. Three Months Ended March 31, 2018 (Thousands) $ Income from discontinued operations, net of tax Add back / (deduct): Interest expense Income tax expense Depreciation Amortization of intangible assets EBITDA attributable to discontinued operations 133,554 12,102 90,875 45,200 10,386 $ 292,117 Adjusted Operating Revenue Adjusted operating revenue (also referred to as total natural gas & liquids sales, including cash settled derivatives) is a non-GAAP supplemental financial measure that is presented because it -over-period comparisons of earnings trends. Adjusted operating revenue as presented excludes the revenue impact of changes in the fair value of derivative instruments prior to settlement and the revenue impact of net marketing services and other revenues. Management utilizes adjusted operating revenue to evaluate earnings trends because the measure reflects only the impact of settled derivative contracts and thus does not impact the revenue from natural gas sales with the often-volatile fluctuations in the fair value of derivatives prior to settlement. Adjusted operating revenue also excludes "net marketing services and other" because management considers this revenue to be unrelated to the revenue for its natural gas and liquids production. "Net marketing services and other" includes both the cost of and recoveries on third-party pipeline capacity not used for the Company's sales volumes as well as revenue for gathering services. Management further believes that adjusted operating revenue, as presented, provides useful information to investors for evaluating period-over-period earnings trends.

NEWS RELEASE

The table below reconciles adjusted operating revenue to total operating revenue, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019.

The table below reconciles adjusted operating revenue to total operating revenue, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019.

	Three Months Ended March 31,	
	2019	**2018**
	(Thousands, unless noted)	
Total operating revenue	$1,143,173	$1,312,036
Add back / (deduct):		
Loss (gain) on derivatives not designated as hedges	131,996	(62,592)
Net cash settlements paid on derivatives not designated as hedges	(63,634)	(38,629)
Premiums received for derivatives that settled during the period	2,437	234
Net marketing services and other	(3,556)	(23,070)
Adjusted operating revenue	$1,210,416	$1,187,979
Total sales volumes (MMcfe)	383,470	357,005
Average realized price ($/Mcfe)	$3.16	$3.33

Adjusted EBITDA

Adjusted EBITDA is defined as income (loss) from continuing operations, plus interest expense, income tax expense (benefit), depreciation and depletion, amortization of intangible assets, long-lived asset impairments, lease impairments and expirations, the revenue impact of changes in the fair value of derivative instruments prior to settlement, unrealized (gain) loss on investment in Equitrans Midstream Corporation, proxy and transaction costs and certain other items that impact comparability between periods. Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess the Company's earnings trends. The Company believes that adjusted EBITDA is an important measure used by the Company's management and investors in evaluating period-over-period comparisons of earnings trends. Adjusted EBITDA should not be considered as an alternative to the Company's net income presented in accordance with GAAP. Adjusted EBITDA excludes the revenue impact of changes in the fair value of derivative instruments prior to settlement and other items that affect the comparability of results and are not trends in the ongoing business. Management utilizes adjusted EBITDA to evaluate earnings trends because the measure reflects only the impact of settled derivative contracts and thus the income from natural gas is not impacted by the often-volatile fluctuations in fair value of derivatives prior to settlement.

NEWS RELEASE

The table below reconciles adjusted EBITDA with income (loss) from continuing operations, the most comparable financial measure as calculated in accordance with GAAP, as reported in the Statements of Condensed Consolidated Operations to be included in the Company's report on Form 10-Q for the quarter ended March 31, 2019.

	Three Months Ended March 31,	
	2019	2018
	(Thousands)	
Income (loss) from continuing operations	$ 190,691	$ (1,578,533)
Add back / (deduct):		
Interest expense	56,573	57,911
Income tax expense (benefit)	38,234	(429,840)
Depreciation and depletion	391,113	392,693
Amortization of intangible assets	10,342	10,342
Impairment/loss on sale of long-lived assets	—	2,329,045
Lease impairments and expirations	29,534	3,879
Proxy and transaction costs	4,089	10,078
Loss (gain) on derivatives not designated as hedges	131,996	(62,592)
Net cash settlements paid on derivatives not designated as hedges	(63,634)	(38,629)
Premiums received for derivatives that settled during the period	2,437	234
Increase in litigation reserves	8,000	—
Unrealized gain on investment in Equitrans Midstream Corporation	(89,055)	—
Adjusted EBITDA	$ 710,320	$ 694,588

The Company has not provided projected net income or a reconciliation of projected adjusted EBITDA to projected net income, the most comparable financial measure calculated in accordance with GAAP, because the Company does not provide guidance with respect to depletion and depreciation expense, income tax expense, the revenue impact of changes in the projected fair value of derivative instruments prior to settlement or unrealized gains and losses on its investments in equity securities. Therefore, projected net income and a reconciliation of projected adjusted EBITDA to projected net income, are not available without unreasonable effort.

About EQT Corporation:

EQT Corporation is a natural gas production company with emphasis in the Appalachian Basin and operations throughout Pennsylvania, West Virginia and Ohio. With 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation's demand for clean-burning energy, while continuing to provide a rewarding workplace and support for activities that enrich the communities where its employees live and work. Visit

................................ NEWS RELEASE .............................................................................................................................................. EQT Corporation at www.EQT.com visit https://csr.eqt.com. EQT Management speaks to investors from time to time and the analyst presentation for these nvestor relationship website at https://ir.eqt.com. Cautionary Statements The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. The Company uses possibl These measures are by their nature more speculative than estimates of reserves prepared in accordance with SEC definitions and guidelines and accordingly are less certain. Total sales volume per day (or daily production) is an operational estimate of the daily production or sales volume on a typical day (excluding curtailments). Reserve engineering is a process of estimating underground accumulations of natural gas, NGLs and oil that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development program. Accordingly, reserve estimates may differ significantly from the quantities of natural gas, NGLs and oil that are ultimately recovered. This news release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its reserves; drilling plans and programs (including the number, type, spacing, average length-of-pay or lateral length and location of wells to be drilled or turned-in-line, the number and type of drilling rigs, the number of frac crews, and the availability of capital to complete these plans and programs); projected natural gas prices, basis and average differential; total resource potential, reserves and EUR; projected production and sales volume and growth rates (including liquids sales volume and growth rates); projected drilling and completions (D&C) costs, other well costs, unit costs and G&A expenses; projected reductions in expenses, capital costs and well costs, the projected timing of achieving such reductions and the Company's ability to achieve such reductions; infrastructure programs; projected capital efficiency and cash savings and ability to mitigate curtailments; projected dividend amounts and rates; projected cash flows, including the ability to fund the 2019 drilling program through cash from operations; projected adjusted free cash flow, adjusted operating cash flow, and net income attributable to

NEWS RELEASE

Corporation common stock; monetization transactions, including asset sales, joint ventures or other transactions involving the Company's assets; the timing and structure of any dispositions of the Company's ownership of common stock of Equitrans Midstream Corporation, and the planned use of the proceeds from any such dispositions; projected capital contributions and capital expenditures; projected adjusted EBITDA; liquidity and financing requirements, including funding sources and availability; the Company's hedging strategy; and tax position, projected effective tax rate and the impact of changes in tax laws. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company's control. The risks and uncertainties that may affect the operations, performance and results of the Company's business and forward-looking statements include, but are not limited to, those set forth under Item 1A, "Risk Factors," of the Company's Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by the Company's Form 10-Q for the quarter ended March 31, 2019, to be filed with the SEC, and any subsequent Form 10-Qs, and those set forth in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

EQT CORPORATION AND SUBSIDIARIES
STATEMENTS OF CONDENSED CONSOLIDATED OPERATIONS (UNAUDITED)

	Three Months Ended March 31,	
	2019	2018
Operating revenues:	(Thousands, except per share amounts)	
Sales of natural gas, oil and NGLs	$ 1,271,613	$ 1,226,374
(Loss) gain on derivatives not designated as hedges	(131,996)	62,592
Net marketing services and other	3,556	23,070
Total operating revenues	1,143,173	1,312,036
Operating expenses:		
Transportation and processing	439,246	416,657
Production	43,408	58,634
Exploration	1,007	1,225
Selling, general and administrative	48,978	39,815
Depreciation and depletion	391,113	392,693
Impairment/loss on sale of long-lived assets	—	2,329,045
Lease impairments and expirations	29,534	3,879
Proxy and transaction costs	4,089	10,078
Amortization of intangible assets	10,342	10,342

NEWS RELEASE

Total operating expenses	967,717	3,262,368
Operating income (loss)	175,456	(1,950,332)
Unrealized gain on investment in Equitrans Midstream Corporation	89,055	—
Dividend and other income (expense)	20,987	(130)
Interest expense	56,573	57,911
Income (loss) from continuing operations before income taxes	228,925	(2,008,373)
Income tax expense (benefit)	38,234	(429,840)
Income (loss) from continuing operations	190,691	(1,578,533)
Income from discontinued operations, net of tax	—	133,554
Net income (loss)	190,691	(1,444,979)
Less: Net income from discontinued operations attributable to noncontrolling interests	—	141,015
Net income (loss) attributable to EQT Corporation	$ 190,691	$ (1,585,994)
Amounts attributable to EQT Corporation:		
Income (loss) from continuing operations	$ 190,691	$ (1,578,533)
(Loss) from discontinued operations, net of tax	—	(7,461)
Net income (loss) attributable to EQT Corporation	$ 190,691	$ (1,585,994)
Earnings per share of common stock attributable to EQT Corporation:		
Basic:		
Weighted average common stock outstanding	255,046	264,877
Income (loss) from continuing operations	$ 0.75	$ (5.96)
(Loss) from discontinued operations	—	(0.03)
Net income (loss)	$ 0.75	$ (5.99)
Diluted:		
Weighted average common stock outstanding	255,387	264,877
Income (loss) from continuing operations	$ 0.75	$ (5.96)
(Loss) from discontinued operations	—	(0.03)
Net income (loss)	$ 0.75	$ (5.99)

EQT CORPORATION AND SUBSIDIARIES
PRICE RECONCILIATION

	Three Months Ended March 31,	
	2019	**2018**
	(Thousands, unless noted)	
NATURAL GAS		
Sales volume (MMcf)	363,717	329,404

NEWS RELEASE

NYMEX price ($/MMBtu) (a)	$3.15	$2.98
Btu uplift	0.15	0.20
Natural gas price ($/Mcf)	$3.30	$3.18
Basis ($/Mcf) (b)	$(0.02)	$0.13
Cash settled basis swaps (not designated as hedges) ($/Mcf)	(0.12)	(0.15)
Average differential, including cash settled basis swaps ($/Mcf)	$(0.14)	$(0.02)
Average adjusted price ($/Mcf)	$3.16	$3.16
Cash settled derivatives (not designated as hedges) ($/Mcf)	(0.06)	0.04
Average natural gas price, including cash settled derivatives ($/Mcf)	$3.10	$3.20
Natural gas sales, including cash settled derivatives	$1,129,201	$1,055,065
LIQUIDS		
NGLs (excluding ethane):		
Sales volume (MMcfe) (c)	12,549	18,391
Sales volume (Mbbls)	2,091	3,065
Price ($/Bbl)	$29.86	$37.50
Cash settled derivatives (not designated as hedges) ($/Bbl)	1.65	(1.21)
Average NGLs price, including cash settled derivatives ($/Bbl)	$31.51	$36.29
NGLs sales	$65,903	$111,236
Ethane:		
Sales volume (MMcfe) (c)	5,938	7,997
Sales volume (Mbbls)	990	1,333
Price ($/Bbl)	$7.23	$7.90
Ethane sales	$7,152	$10,532
Oil:		
Sales volume (MMcfe) (c)	1,266	1,213
Sales volume (Mbbls)	211	202
Price ($/Bbl)	$38.67	$55.15
Oil sales	$8,160	$11,146
Total liquids sales volume (MMcfe) (c)	19,753	27,601
Total liquids sales volume (Mbbls)	3,292	4,600
Liquids sales	$81,215	$132,914
TOTAL PRODUCTION		
Total natural gas & liquids sales, including cash settled derivatives (d)	$1,210,416	$1,187,979
Total sales volume (MMcfe)	383,470	357,005
Average realized price ($/Mcfe)	$3.16	$3.33

................................ NEWS RELEASE .............................................................................................................................................. (a) gas price ($/MMBtu) was $3.15 and $3.00 for the three months ended March 31, 2019 and 2018, respectively. Basis represents the difference between the ultimate sales price for natural gas and the NYMEX natural gas price. NGLs, ethane and crude oil were converted to Mcfe at the rate of six Mcfe per barrel for all periods. Also referred to in this report as adjusted operating revenues, a non-GAAP supplemental financial measure. (b) (c) (d) Contact Analyst inquiries please contact: Blake McLean 412.395.3561 Senior Vice President, Investor Relations and Strategy bmclean@eqt.com Media inquiries please contact: Linda Robertson 412.553.7827 Media Relations Manager lrobertson@eqt.com